[NORTHWEST LOGO]



November 17, 2000


Dear Stockholder:

     We cordially invite you to attend the 2000 Annual Meeting of Stockholders of Northwest Bancorp, Inc. (the "Company"). The Annual Meeting will be held at the Knights of Columbus Hall, located at 219 2nd Avenue, Warren, Pennsylvania, at 11:00 a.m. (Pennsylvania time) on December 20, 2000.

     The enclosed Notice of Annual Meeting and Proxy Statement describes the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, will be present to respond to any questions that stockholders may have.

     The business to be conducted at the Annual Meeting includes the election of three directors, the approval of the Company's conversion to a Federal corporation, the approval of a stock option plan and the ratification of the appointment of KPMG LLP as auditors for the Company's 2001 fiscal year.

     The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

     Also enclosed for your review is our 2000 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company. On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.


Sincerely,


/s/ John O. Hanna
------------------
John O. Hanna
Chairman of the Board,
President and Chief Executive Officer

                             NORTHWEST BANCORP, INC.
                                301 Second Avenue
                         Warren, Pennsylvania 16365-2353
                                 (814) 726-2140

                                    NOTICE OF
                       2000 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On December 20, 2000

     Notice is hereby given that the 2000 Annual Meeting of Northwest Bancorp, Inc., (the "Company") will be held at the Knights of Columbus Hall, 219 2nd Avenue, Warren, Pennsylvania, on December 20, 2000 at 11:00 a.m. Pennsylvania time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

    1.  The election of three directors of the Company;
    2. The approval of the Plan of Charter Conversion by which the Company will convert to a Federal corporation from a Pennsylvania corporation;
    3. The ratification and approval of the Northwest Bancorp, Inc. 2000 Stock Option Plan;
    4. The ratification of the appointment of KPMG LLP as auditors for the Company for the fiscal year ending June 30, 2001; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on October 31, 2000, are the stockholders entitled to vote at the Meeting, and any adjournments thereof.

     EVEN IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY THAT YOU GIVE MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. YOU MAY REVOKE A PROXY BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.


                                             By Order of the Board of Directors


                                             /s/ Gregory C. LaRocca
                                             -------------------------------
                                             Gregory C. LaRocca
                                             Senior Vice President and
                                               Corporate Secretary

Warren, Pennsylvania
November 17, 2000

--------------------------------------------------------------------------------
A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 Proxy Statement


                             NORTHWEST BANCORP, INC.
                                301 Second Avenue
                         Warren, Pennsylvania 16365-2353
                                 (814) 726-2140


                       2000 ANNUAL MEETING OF STOCKHOLDERS
                                December 20, 2000


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Northwest Bancorp, Inc. (the "Company") to be used at the 2000 Annual Meeting of Stockholders of Northwest Bancorp, Inc. (the "Meeting"), which will be held at the Knights of Columbus Hall, 219 2nd Avenue, Warren, Pennsylvania, on December 20, 2000, at 11:00 a.m., Pennsylvania time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about November 22, 2000.

                              REVOCATION OF PROXIES

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. You must sign and return your Proxy to the Company in order for your vote to be counted. Proxies received by the Company which are signed, but contain no instructions for voting will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting.

     Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, Gregory C. LaRocca, at the address of the Company shown above, or by returning a duly executed proxy bearing a later date. The presence at the Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Holders of record of the Company's common stock, par value $.10 per share (the "Common Stock"), as of the close of business on October 31, 2000 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, there were 47,377,134 shares of Common Stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

     As to the election of directors, the Proxy Card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

     As to the approval of the Plan of Charter Conversion, by checking the appropriate box, a stockholder may: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. Under applicable law, the approval of this proposal shall be determined by a majority of the outstanding shares of Common Stock. Accordingly, broker non-votes, proxies marked ABSTAIN, and shares that are not voted will have the same effect as a vote against the Plan of Charter Conversion.

     As to the ratification and approval of the Northwest Bancorp, Inc. 2000 Stock Option Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. The approval of this proposal requires the affirmative vote of a majority of the outstanding shares of Common Stock. Accordingly, broker non-votes, proxies marked ABSTAIN, and shares that are not voted will have the same effect as a vote against the Northwest Bancorp, Inc. 2000 Stock Option Plan.

     As to the ratification of KPMG LLP as the Company's independent auditors, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of holders of a majority of the votes cast at the Meeting in person or by proxy, without regard to broker non-votes, is required for the ratification of KPMG LLP as auditors for the fiscal year ending June 30, 2001. Shares as to which the "ABSTAIN" box has been selected on the proxy card will be counted as shares present and entitled to vote and will have the same effect as a vote against the matter.

     Management of the Company anticipates that the Northwest Bancorp, MHC (the "Mutual Holding Company"), the majority stockholder of the Company, will vote all of its shares in favor of all the matters set forth above. If the Mutual Holding Company votes all of its shares in favor of each proposal, the approval of each proposal would be assured.

     Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth, as of June 30, 2000, the shares of Common Stock beneficially owned by executive officers and directors as a group and by each person who was the beneficial owner of more than 5% of the outstanding shares of Common Stock.



                                                          Amount of Shares
                                                          Owned and Nature                   Percent of Shares
         Name and Address of                              of Beneficial                     of Common Stock
          Beneficial Owners                                 Ownership (1)                       Outstanding

Northwest Bancorp, MHC (2)                                  35,224,175                             74.4%
Liberty and Second Streets
Warren, Pennsylvania 16365-2353

Northwest Bancorp, MHC,                                     36,590,165                             77.3%
  and all the Company's directors and
xecutive officers as a group
  (15 directors and officers) (2)

------------------------------------

(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.
(2) Includes shares of Common Stock held by Mutual Holding Company, of which the Company's executive officers and directors are also executive officers and trustees. Excluding shares of Common Stock held by Mutual Holding Company, the Company's executive officers and directors owned 1,365,990 shares of Common Stock, or 2.9% of the outstanding shares.

                        PROPOSAL I--ELECTION OF DIRECTORS

     The Company's Board of Directors consists of 10 members. The Company's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors shall have been elected and shall qualify. Three directors will be elected at the Meeting and will serve until their successors have been elected and qualified. The Nominating Committee has nominated John O. Hanna, Richard L. Carr and John M. Bauer to serve as directors for three year terms. All of the nominees are currently members of the Board of Directors.

     The table below sets forth certain information regarding the composition of the Company's Board of Directors as of June 30, 2000, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected.


                                                                                           Shares of
                                   Positions                                             Common Stock
                                  Held in the          Director        Current Term      Beneficially       Percent
Name (1)               Age          Bank               Since (2)         to Expire         Owned (3)        Of Class
--------               ---       ------------          ---------        -----------      ------------       ---------

                                    NOMINEES
John O. Hanna           68     Chairman of the Board,       1970           2000         478,831(4)          *
                             President, Chief Executive
                                Officer and Director
Richard L. Carr         59            Director              1982           2000          47,656(5)          *
John M. Bauer           58            Director              1999           2000          10,700(6)          *

                         DIRECTORS CONTINUING IN OFFICE
Robert G. Ferrier       60            Director              1980           2001          32,254(7)          *
Richard E. McDowell     56            Director              1972           2001          82,800(8)          *
Joseph T. Stadler       68            Director              1970           2001          36,700(9)          *
Walter J. Yahn          72            Director              1972           2001         57,043(10)          *
William J. Wagner       46    Executive Vice President,     1994           2002         159,911(11)         *
                                     Treasurer,
                               Chief Financial Officer
                                     and Director
Thomas K. Creal, III    61            Director              1982           2002         21,200(12)          *
John J. Doyle           72            Director              1970           2002         23,975(13)          *

                    EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Gregory C. LaRocca      49     Senior Vice President-        N/A            N/A         83,914(15)          *
                                 Administration and
                                 Corporate Secretary
Robert A. Ordiway       52     Senior Vice President-        N/A            N/A         83,121(16)          *
                                  Community Banking
Raymond R. Parry        63     Senior Vice President-        N/A            N/A         99,326(17)
                                  Consumer Lending
James E. Vecellio       51     Senior Vice President-        N/A            N/A         78,561(18)          *
                                     Operations
------------------------------------

* Less than 1%.
(1) The mailing address for each person listed is 301 Second Avenue, Warren, Pennsylvania 16365-2353.

(2) Reflects initial appointment to the Board of Directors of the Bank for directors elected prior to 1998. Each director of the Company is also a trustee of the Mutual Holding Company, which owns the majority of the issued and outstanding shares of Common Stock.
(3) See definition of "beneficial ownership" in the table in "Voting Securities and Principal Holders Thereof."
(4) Includes options to purchase 273,000 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(5) Includes options to purchase 22,000 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(6) Includes options to purchase 400 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(7) Includes options to purchase 22,000 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(8) Includes options to purchase 13,200 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(9) Includes options to purchase 22,000 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined and 9,600 restricted shares which had not vested as of the date beneficial ownership is being determined.
(10) Includes options to purchase 12,000 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(11) Includes options to purchase 80,000 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(12) Includes options to purchase 8,800 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(13) Includes options to purchase 15,600 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(14) Includes options to purchase 28,000 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(15) Includes options to purchase 28,000 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(16) Includes options to purchase 38,000 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.
(17) Includes options to purchase 44,000 shares of Common Stock which are exercisable within 60 days of the date as of which beneficial ownership is being determined.

     The principal occupation during the past five years of each director of the Company is set forth below. All directors have held their present positions for five years unless otherwise stated.

     John O. Hanna has been employed by the Company since 1960, and was Chief Executive Officer of the Bank from 1972 until August 1998. Mr. Hanna was elected Chairman of the Board on August 1, 1998 and remains President and Chief Executive Officer of the Company. Mr. Hanna is also a director of the Blair
Corporation, a mail order company, and serves as Chairman of the Distribution Committee of the Warren Foundation. Mr. Hanna is also President, Chief Executive Officer, and a Director of Jamestown Savings Bank, a New York-chartered savings bank and a wholly-owned subsidiary of the Company.

     William J. Wagner was named President and Chief Executive Officer of the Bank on August 1, 1998 and remains Executive Vice President, Treasurer and CFO of the Company. Mr. Wagner was the Chief Financial Officer of the Bank since 1984 and was named Chief Operating Officer in 1996. Mr. Wagner was appointed Executive Vice President in 1992 and was elected to the Board of Directors in 1994. Mr. Wagner is a certified public accountant. Mr. Wagner is also Secretary/Treasurer and a Director of Jamestown Savings Bank.

     John M. Bauer is co-founder, partner and President of Contact Technologies, Inc. an electrical component manufacturer in St. Marys, Pennsylvania. He has served in that capacity since 1989.

     Thomas K. Creal, III has been a partner in the architectural firm of Creal & Larson, in Warren, Pennsylvania since 1969.

     John J. Doyle has been President of Perry Construction Company, Erie, Pennsylvania, since 1989.

     Richard L. Carr served as Superintendent of the Titusville Area School District, Titusville, Pennsylvania from 1986 until his retirement in 1996. Since his retirement, he has served as a consultant to the University of Findlay located in Findlay, Ohio. Mr. Carr also serves as Chairman of the Board of the Titusville Area Medical Center.

     Robert G. Ferrier has been President of Ferrier Hardware, Inc. since 1957 and President of Drexel Realty, Erie, Pennsylvania since 1972.

     Richard E. McDowell has served as President of the University of Pittsburgh at Bradford, Bradford, Pennsylvania since 1970. Dr. McDowell is also a director of Bradford Educational Foundation, the Blaisdell Foundation, and the Bradford Regional Medical Center.

     Joseph T. Stadler retired in January 1995. Prior to that time, he served as
Vice   President-Manufacturing   of  Superior   Bronze   Corporation   in  Erie,
Pennsylvania.

     Walter J. Yahn is Chairman of the Board, founder, and Chief Executive Officer of the Erie Advanced Manufacturing Company, Erie, Pennsylvania. He has served in this capacity since 1971.

Executive Officers who are not Directors

     Gregory C. LaRocca was employed by the Bank beginning in 1992, and currently serves as Senior Vice President of Administration and Corporate
Secretary for the Bank and the Company. He was previously Chief Executive Officer of American Federal Savings, which merged with the Bank in March of 1992.

     Robert A. Ordiway has been employed by the Bank since 1975, most recently as Senior Vice President of Community Banking. Mr. Ordiway is also a Director of Jamestown Savings Bank.

     Raymond R. Parry has been employed by the Bank since 1981, most recently as Senior Vice President of Consumer Lending and is President of Northwest Consumer Discount Company, a wholly owned subsidiary of the Bank.

     James E. Vecellio was employed by the Bank beginning in 1977, and currently serves as Senior Vice President of Information Technology for the Bank and the Company.

Meetings and Committees of the Board of Directors

     The business of the Company is conducted at regular and special meetings of the full Board and its standing committees. The standing committees consist of the Executive, Audit, Personnel and Pension, Risk Management, Long Range Planning, Trust and Community Reinvestment Committees. The full Board of Directors acts as Nominating Committee for the Company. Mr. Hanna, President of the Company, is an ex officio member of each of the committees, except for the Audit Committee. During the fiscal year ended June 30, 2000, the Board of Directors met at 12 regular meetings and no special meetings were called. No member of the Board or any committee thereof attended less than 75% of said meetings.

     The Audit Committee consists of Directors Bauer, who serves as Chairman, Doyle, Young and Stadler. This committee meets with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. In addition, the Audit Committee meets with the independent certified public accountants to review the results of the annual audit and other related matters. Each member of the Audit Committee is "independent" as defined in the listing standards of the National Association of Securities Dealers. The Company's Board of Directors has adopted a written charter for the Audit Committee, which is attached to this proxy statement as Exhibit E. The Audit Committee met five times during the fiscal year ended
June 30, 2000.

     The Personnel and Pension Committee of the Board of Directors consists of Directors Carr, who serves as Chairman, Hanna, Bauer, Creal and Stadler. The committee meets when needed to review all employment policies and the performance and remuneration of the officers and employees of the Company, and to review and approve all compensation and benefit programs implemented by the Company and all matters relating to pension plan administration. The committee met five times during the fiscal year ended June 30, 2000.

Audit Committee Report

     The Audit Committee has issued a report which states as follows:

         o We have reviewed and discussed with management the Company's audited consolidated financial statements for the fiscal year ended June 30, 2000;

         o We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No 61; and

         o We have received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and have discussed with the independent accountants their independence.

         o Based on the review and discussions referred to above, we recommend to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2000.

     This report has been provided by the Audit Committee, which consists of Directors Bauer, who serves as Chairman, Doyle, Young and Stadler.

Ownership Reports by Officers and Directors

     The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Common Stock to file a Form 3, 4 or 5 on a timely basis. Based on the Company's review of such ownership reports, the Company believes that Director Ferrier filed two late reports, and that ten transactions were not reported on a timely basis. Based on the Company's review of such ownership reports, no other officer, director or 10% beneficial owner of the Company failed to file such ownership reports on a timely basis for the fiscal year ended June 30, 2000.

Compensation Committee Interlocks and Insider Participation

     The Company's Personnel and Pension Committee determines the salaries to be paid each year to the officers of the Company. The Personnel and Pension
Committee consists of Directors Carr, who serves as Chairman, Bauer, Hanna, Creal and Stadler. Mr. Hanna is also President and Chief Executive Officer of the Company. The Company leases approximately 13,000 square feet of office space from Mr. Hanna at an annual rent of $47,600. The leasing value of the property was appraised by two outside appraisers at the time the Company and Mr. Hanna entered into the lease. The Federal Home Loan Bank Board (the Bank's principal federal regulator at such time) reviewed the terms of the lease and had no objection to the lease arrangement.

Report of the Board of Directors on Executive Compensation

     Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to its Chief Executive Officer and other executive officers. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Company's Personnel and Pension Committee, has prepared the following report for inclusion in this Proxy Statement.

     The Personnel and Pension Committee annually reviews the performance of the Chief Executive Officer and other executive officers, and approves changes to base compensation as well as the level of bonus, if any, to be awarded to executive officers other than Mr. Hanna. Mr. Hanna's compensation is determined by a formula fixed by the terms of his employment agreement. In addition, the Personnel and Pension Committee recommends bonuses to be awarded to Mr. Hanna and certain other officers based on a numerical formula relating to the Company's return on average assets for the year ended June 30, 1999 and prior years, and beginning with the fiscal year ended June 30, 2000 a numerical formula based on the Company's return on average equity. Based on this formula, and the Company's return on average assets for the fiscal year ended June 30, 1999, a 20% bonus was awarded to Mr. Hanna, which was paid during the fiscal year ended June 30, 2000. Based on the new formula, and the Company's return on average equity for the fiscal year ended June 30, 2000, a 20% bonus will be paid to Mr. Hanna during the fiscal year ending June 30, 2001. Mr. Hanna was also paid the holiday bonus discussed below. Differences between the amount of these bonuses and the amounts set forth in the "Executive Compensation" table relate largely to the timing of the payment of bonuses. In determining whether the base salary of other executive officers should be adjusted, the Company's Personnel and Pension Committee takes into account individual performance, performance of the Company, the size of the Company and the complexity of its operations, and information regarding compensation paid to executives performing similar duties for financial institutions in the Company's market area. In addition, all employees of the Company including officers generally receive a holiday bonus equal to approximately 5% of base compensation.

     While the Personnel and Pension Committee does not use strict numerical formulas to determine changes in compensation and while it weighs a variety of different factors in its deliberations, it has emphasized and will continue to emphasize earnings, profitability, capital position and income level, and return on average equity as factors in setting the compensation. Other non-quantitative factors considered by the Company's Personnel and Pension Committee in fiscal 2000 included general management oversight of the Company, the quality of communication with the Personnel and Pension Committee, and the productivity of employees. Finally, the Personnel and Pension Committee considered the standing of the Company with customers and the community, as evidenced by the level of customer/community complaints and compliments. While each of the quantitative and non-quantitative factors described above was considered by the Personnel and Pension Committee, such factors were not assigned a specific weight in evaluating the performance of the Company's executives. Rather, all factors were considered, and based upon the effectiveness of such officers in addressing each of the factors, and the range of compensation paid to officers of peer institutions, the Personnel and Pension Committee approved salary increases for the Company's five executive officers not covered by an employment agreement.

     This report has been provided by the Personnel and Pension Committee consisting of Directors Richard L. Carr, Chairman, and John M. Bauer, John O. Hanna, Thomas K. Creal, III and Joseph T. Stadler.

Stock Performance Graph

     Set forth hereunder is a stock performance graph comparing (a) the cumulative total return on the Common Stock between June 30, 1995 and June 30, 2000, (b) the cumulative total return on stocks included in the Nasdaq Bank Index over such period, and (c) the cumulative total return on stocks included in the Nasdaq Composite Index over such period. Cumulative return assumes the reinvestment of dividends, and is expressed in dollars based on an assumed investment of $100.

     There can be no assurance that the Company's stock performance will continue in the future with the same or similar trend depicted in the graph. The Company will not make or endorse any predictions as to future stock performance.

[GRAPHIC OMITTED]









                                  6/30/9      6/30/96     6/30/97       6/30/98        6/30/99       6/30/00
                                    5
o Northwest Bancorp, Inc.          100        119.94       169.32       349.79          224.55        157.5
|X| Nasdaq Stock Market            100        128.39       156.15       205.58          296.02        437.30
|X| Nasdaq Bank Index              100        130.23       203.56       282.13          278.62        228.56
                                ----------  ----------- ------------ -------------    -----------    --------

Executive Compensation

     The following table sets forth for the fiscal years ended June 30, 2000, 1999, and 1998, certain information as to the total remuneration paid by the Company to the Chairman, President and Chief Executive Officer, and Executive Vice President and Chief Financial Officer of the Company, and for the fiscal year ended June 30, 2000 certain information as to the total remuneration paid by the Company to the four most highly compensated executive officers of the Company or the Bank other than the Chief Executive Officer and the Executive Vice President ("Named Executive Officers").


                                              Annual Compensation                                Long-Term Compensation
                                  ----------------------------------------------     -----------------------------------------------


                                                            Other                                                      All
       Name and           Year                              Annual       Restricted                                   Other
  principal position     Ended        Salary             Compensation    Stock           Options/       LTIP        Compensation
                          6/30       (1) ($)   Bonus ($)     (2)         Awards (#)       SARS (#)     Payouts        (3)($)
---------------------- ---------- ----------- ----------  ----------     -----------------------------------------------------------




John O. Hanna             2000      400,000      92,000        --           --              --          --           33,790
President and Chief       1999      400,000     100,000        --           --              --          --           39,754
Executive Officer         1998      399,992      99,999        --           --              --          --           38,936

William J. Wagner         2000      249,615      52,356        --           --              --          --           15,380
Executive Vice            1999      224,539      56,227        --           --              --          --           20,906
President, Chief          1998      186,096      42,230        --           --              --          --           19,781
Operating Officer and
Chief Financial Officer
Gregory C. LaRocca        2000      104,877      20,544        --           --              --          --            7,963
Senior Vice President     1999       96,959      21,560        --           --              --          --           10,814
and Corporate Secretary   1998       93,458      18,635        --           --              --          --            9,869
Robert A. Ordiway         2000      108,346      21,972        --           --              --          --            8,269
Senior Vice President-    1999      102,908      23,045        --           --              --          --           11,121
Community Banking         1998       94,946      18,672        --           --              --          --           10,179
Raymond R. Parry          2000      104,877      20,544        --           --              --          --            7,963
Senior Vice President-    1999       96,959      21,560        --           --              --          --           10,814
Consumer Lending          1998       93,458      18,635        --           --              --          --            9,869
James E. Vecellio         2000      105,938      21,497        --           --              --          --            8,105
Senior Vice President-    1999      101,954      22,549        --           --              --          --           11,354
Operations                1998       97,958      19,650        --           --              --          --           10,670

(1) Includes amounts deferred at the election of named officers pursuant to the Northwest Retirement Savings Plan (the "401(k) Plan").
(2) For the fiscal years ended June 30, 2000, 1999 and 1998, there were no perquisites exceeding the lesser of $50,000 or 10% of the individual's total salary and bonus for the year.
(3) Includes shares awarded pursuant to the Company's employee stock ownership plan, amounts paid for life insurance premiums, and Bank contributions to the 401(k) Plan.

Directors' Compensation

     As of July 1, 2000, nonemployee directors of the Company and the Bank are paid a total retainer of $12,000 per year plus $500 per board meeting of the Bank and the Company attended or $400 if participating via conference call. Nonemployee members of the Executive, Trust, Audit, Risk Management, Long Range Planning, Personnel and Pension, and Community Reinvestment Committees are paid a total of $500 for attendance at committee meetings for both the Company and the Bank, or a total of $400 if such committee meetings are held on a day of regularly scheduled Board meetings or if the meetings are held via conference call.

     The Company sponsors a non-tax qualified deferred compensation plan for directors (the "Deferred Compensation Plan") that enables a director to elect to defer all or a portion of his directors' fees. The amounts deferred are credited with interest at the rate paid on the Company's five year certificate of deposit. Deferred amounts are payable upon retirement of a director on or after attaining age 59-1/2 but no later than age 72, in the form of a lump sum or in five or ten equal installments. Payments to a director, or to his designated beneficiary, may also be made from the Deferred Compensation Plan upon the director's death, total and permanent disability, or termination of service from the Board. Participants in the Deferred Compensation Plan would not recognize taxable income with respect to the Deferred Compensation Plan benefits until the assets are actually distributed.

     The Company maintains a retirement plan for outside directors (the "Directors Plan"). Directors who have served the Board for five years or more and are not Bank employees are eligible to receive benefits under the Directors Plan. Upon a director's retirement from the Board on or after five years of service and the attainment of age 60, the director is entitled to receive a retirement benefit equal to 60% of the annual retainer paid immediately prior to retirement plus 60% of the board meeting fees paid for the director's attendance at board meetings at the annual rate which was in effect immediately prior to his retirement. If a director retires after five years or more of service but before attaining age 60, the director is entitled to one-half of the benefits otherwise available to him. Retirement benefits commence on the first day of the calendar quarter following the director's attainment of age 65, or if retirement occurs later, on the first day of the calendar quarter following retirement. Such retirement benefits are paid for a period equal to the lesser of the number of a director's completed full years of service, his life, or ten years. No survivor benefits are payable under the Directors Plan. During the fiscal year ended June 30, 2000, the expense to the Bank of the Directors Plan was $69,912.

     1995 Stock Option Plan. During the fiscal year ended June 30, 1996, the Bank adopted, and the Company has succeeded to, the Northwest Savings Bank and Northwest Bancorp, MHC 1995 Stock Option Plan (the "1995 Stock Option Plan"). The 1995 Stock Option Plan was approved by stockholders other than the Mutual Holding Company ("Minority Stockholders") at the 1995 Annual Meeting. The 1995 Stock Option Plan is a self-administering plan that granted to each of nonemployee directors Ferrier, McDowell, Stadler, Yahn, Creal, Doyle, Carr and four former directors nonstatutory options to purchase 22,000 (split adjusted) shares of Common Stock. Such shares vested in five equal annual installments over a five year period beginning on December 20, 1995. The 1995 Stock Option Plan further provides that each new non-employee director shall be granted options to purchase 500 shares of Common Stock to the extent options remain available in, or are returned to, the 1995 Stock Option Plan. The exercise price per share for each option is equal to 95% of the fair market value of the Common Stock on the date the option was granted, or in the case of all options awarded during the fiscal year ended June 30, 1996, $5.58 per share (as adjusted for the May 22, 1996 stock split, and the November 14, 1997 stock split). All options granted under the 1995 Stock Option Plan expire upon the earlier of ten years following the date of grant or one year following the date the optionee ceases to be a director. However, in the event of termination of service or employment due to death, disability, normal retirement or a change of control of the Company, nonstatutory stock options may be exercised for up to five years.

     1995 Directors Recognition and Retention Plan. During the fiscal year ended June 30, 1996, the Bank adopted, and the Company has succeeded to, the Northwest Savings Bank and Northwest Bancorp, MHC Recognition and Retention Plan for Employees and Outside Directors (the "1995 Recognition Plan"). The 1995 Recognition Plan was approved by Minority Stockholders at the 1995 Annual Meeting. During the fiscal year ended June 30, 1996, the Bank contributed sufficient funds to the 1995 Recognition Plan to enable it to purchase 552,000 shares of common stock from the Bank, a total of 132,000 (as adjusted for the May 22, 1996 stock split and the November 14, 1997 stock split) shares of which were awarded to nonemployee Directors Ferrier, McDowell, Stadler, Yahn, Creal, Doyle, Carr and four former directors. Such awards of Common Stock ("Restricted Stock") are restricted by the terms of the 1995 Recognition Plan. Participants earn (become vested in) shares of Restricted Stock covered by an award, and all restrictions lapse in five equal annual installments, commencing on either
December 20, 1995 or January 5, 1996. Awards become fully vested upon a participant's disability, death, retirement or following termination of service in connection with a change in control of the Company. Unvested shares of Restricted Stock are forfeited by a director who is not an employee upon failure to seek reelection, failure to be reelected, or resignation from the Board. Prior to vesting, recipients of awards under the 1995 Recognition Plan receive dividends and may vote the shares of Restricted Stock allocated to them. The Committee will vote shares as to which no instructions are received and any unallocated shares in the same proportion as allocated shares for which instructions are given.

Employment Agreements

     As of November 1993, the Bank renewed a five-year employment agreement, to which the Company has succeeded, with John O. Hanna, President and Chief Executive Officer of the Company, which was originally entered into in November 1985. The contract has been modified to expire on June 30, 2001. The agreement provides that the base salary of Mr. Hanna shall be at the top quartile of compensation of executives in the Company's peer group. However, Mr. Hanna chose to cap his salary at $400,000. Under the employment agreement, Mr. Hanna is also entitled to certain perquisites and other personal benefits. In the event of his death, the employment agreement requires the Company to continue to pay Mr. Hanna's salary to his beneficiaries for one year, and continue medical benefits for his spouse for her lifetime. The employment agreement provides for termination by the Company for just cause at any time, and in such event, no compensation or other benefits would be due under the agreement. The Company may terminate his employment for reasons other than just cause upon 12 months written notice to the executive. In such event, Mr. Hanna would be entitled to 100% of his annual compensation for the two-year period following termination, computed in accordance with the formula used to increase the executive's salary for each year during employment (as determined in accordance with the Compensation Survey). In the event of a reorganization, merger or consolidation, as defined in the employment agreement, the executive is entitled to terminate his employment upon 12 months written notice to the Company, and receive the above salary termination benefits. Payments under the employment agreement will not constitute an excess parachute payment under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"). The employment agreement provides for a reduction or complete elimination of benefits should the executive commence employment for another employer during the two- year period after termination of employment with the Bank.

     As of July, 1998, the Company and Mr. William J. Wagner, have entered into a three-year employment agreement under which Mr. Wagner has agreed to serve as President and Chief Executive Officer of the Bank and Director of the Company. On each anniversary date the contract will renew for an additional year, and if it is not renewed it will expire 24 months following the anniversary date. Under the agreement, Mr. Wagner's current base salary of $285,000 may be increased but not decreased. In the event the Bank terminates the executive's employment for reasons other than for cause, or in the event the executive resigns from the Bank following a change of control of the Bank or the Company or under certain other circumstances, the executive or his beneficiaries would be entitled to severance pay of three times the sum of the highest rate of base salary plus the highest rate of cash bonus paid to him during the prior three years. The Bank would also continue the executive's life, health and dental coverage for 36 months from the date of termination. Payments to the executive would be reduced, if necessary, so as not to be an "excess parachute payment" as defined by Code
Section 280G (relating to payments made in connection with a change in control). The executive's employment may be terminated in accordance with the Bank's retirement policy or in accordance with any retirement arrangement established by the Bank with Mr. Wagner's consent. Upon Mr. Wagner's retirement, he will be entitled to all benefits available to him under any retirement or other benefit plan maintained by the Bank. In the event of the executive's disability for a period of six months, the Bank may terminate the agreement provided that the Bank will be obligated to pay the executive his base salary for the longer of the remaining term of the agreement or one year, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by the Bank. In the event of the executive's death, the Bank will pay his base salary to his named beneficiaries for one year following his death, and will continue life, medical and dental benefits to his family for three years. The employment agreement contains a non-compete provision which restricts Mr. Wagner from competing with the Bank under certain circumstances following a termination of employment.

Defined Benefit Plan

     The Bank maintains a noncontributory defined benefit plan ("Retirement Plan"). All employees age 21 or older who have worked at the Bank for a period of one year and have been credited with 1,000 or more hours of employment with the Bank during the year are eligible to accrue benefits under the Retirement Plan. The Bank annually contributes an amount to the Retirement Plan necessary to satisfy the actuarially determined minimum funding requirements in accordance with the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). At June 30, 2000, the Retirement Plan fully met its funding requirements under Section 412 of the Code.

     At the normal retirement age of 65, the plan is designed to provide a life annuity with a minimum payment period of ten years. The retirement benefit provided is an amount equal to 1.6% of a participant's average monthly salary based on the average of the five consecutive years of the last ten calendar years providing the highest monthly average multiplied by the participant's years of service to the normal retirement date (up to a maximum of 25 years) plus: (i) 0.6% of such average monthly compensation in excess of one-twelfth of covered compensation (as defined in the plan) multiplied by the participant's total number of years of service up to a maximum of 25 years, and (ii) for participants who retire on or after June 1, 1995, .6% of such participant's average monthly compensation multiplied by the participant's number of years of service between 25 years and 35 years. Retirement benefits are also payable upon retirement due to early and late retirement, disability or death. A reduced benefit is payable upon early retirement at or after age 55 and the completion of fifteen years of service with the Company (or after 25 years of service and no minimum age). Upon termination of employment other than as specified above, a participant who was employed by the Company for a minimum of five years is eligible to receive his or her accrued benefit commencing, generally, on such participant's normal retirement date. Benefits under the Retirement Plan are payable in various annuity forms. For the plan year ended December 31, 1999, the Company made a contribution to the Retirement Plan of $1,400,000.

     The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in calendar year 2000, expressed in the form of a single life annuity with 10 years guaranteed for the final average salary and benefit service classifications specified below.

           Average                         Years of Service and Annual Benefit Payable at Retirement
                                  ------------------------------------------------------------------
        Compensation                 15            20            25            30            35           40
        ------------              --------      --------      --------      --------     ---------     -----

           25,000                $   6,000      $ 8,000       $10,000      $ 10,750      $ 11,500      $ 11,500
           50,000                $  12,000      $16,000       $20,000      $ 21,500      $ 23,000      $ 23,000
           75,000                $  19,021      $25,361       $31,701      $ 33,951      $ 36,201      $ 36,201
           100,000               $  27,271      $36,361       $45,451      $ 48,451      $ 51,451      $ 51,451
           125,000               $  35,521      $47,361       $59,201      $ 62,951      $ 66,701      $ 66,701
        150,000 plus             $  43,771      $58,361       $72,951      $ 77,451      $ 81,951      $ 81,951


     As of the plan year ended December 31, 1999, Messrs. Hanna, Wagner, LaRocca, Ordiway, Parry and Vecellio had 40, 16, 14, 25, 18 and 23 years of credited service (i.e., benefit service), respectively.

     The accrued annual pension benefit as of June 30, 2000 for Messrs. Hanna, Wagner, LaRocca, Ordiway, Parry and Vecellio are $109,980, $50,603,$19,621, $39,178, $33,027 and $41,070, respectively. Mr. Hanna's benefit is greater than indicated in the table above because his pre-1994 average monthly compensation is grandfathered and not limited by the $150,000 cap on compensation which became effective beginning January 1, 1994.

Supplemental Executive Retirement Plan

     The Bank has adopted a non-qualified supplemental executive retirement plan ("SERP") for certain executives of the Bank to compensate those executive participants in the Bank's Retirement Plan whose benefits are limited by Section 415 of the Code (which caps annual benefits at $130,000 in 1999) or Section 401(a)(17) of the Code (which caps compensation at $150,000 as indexed beginning in 1994). The SERP provides the designated executives with retirement benefits generally equal to the difference between the benefit that would be available under the Retirement Plan but for the limitations imposed by Code Sections 401(a)(17) and 415 and that which is actually funded as a result of the limitations.

     Pre-retirement survivor benefits are provided for designated beneficiaries of participants who do not survive until retirement in an amount equal to the lump sum actuarial equivalent of the participant's accrued benefit under the

     SERP. Pre-retirement benefits are payable in 120 equal monthly installments. The SERP is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the SERP are payable from the general assets of the Bank.

     The benefits paid under the SERP supplement the benefits paid by the Retirement Plan. The following table indicates the expected aggregate annual retirement benefit payable from the Retirement Plan and SERP to SERP participants, expressed in the form of a single life annuity with a 10-year guaranteed payment for the final average salary and benefit service classifications specified below:

           Average                            Years of Service and Benefit Payable at Retirement
                                  --------------------------------------------------------------------------
        Compensation                 15            20            25            30            35           40
        ------------              --------      --------      --------      --------     ---------     -----

          $100,000                $ 27,271      $ 36,361      $ 45,451      $ 48,451     $  51,451     $  51,451
          $125,000                $ 35,521      $ 47,361      $ 59,201      $ 62,951     $  66,701     $  66,701
          $150,000                $ 43,771      $ 58,361      $ 72,951      $ 77,451     $  81,951     $  81,951
          $175,000                $ 52,021      $ 69,361      $ 86,701      $ 91,451     $  97,201     $  97,201
          $200,000                $ 60,271      $ 80,361      $100,451      $106,451     $ 112,451     $ 112,451
          $250,000                $ 76,771      $102,361      $127,951      $135,451     $ 142,951     $ 142,951
          $300,000                $ 93,271      $124,361      $155,451      $164,451     $ 173,451     $ 173,451
          $350,000                $109,771      $146,361      $182,951      $193,451     $ 203,951     $ 203,951
          $400,000                $126,271      $168,361      $210,451      $222,451     $ 234,451     $ 234,951

     At June 30, 2000, Messrs. Hanna and Wagner had 40 and 16 years of credited service under the SERP, respectively. The Bank's pension cost attributable to the SERP was approximately $287,121 for the fiscal year ended June 30, 2000.

1995 Stock Option Plan

     During the fiscal year ended June 30, 1996, the Bank adopted, and the Company has succeeded to, the Northwest Savings Bank and Northwest Bancorp, MHC 1995 Stock Option Plan (the "1995 Stock Option Plan"). The 1995 Stock Option Plan was approved by Minority Stockholders at the 1995 Annual Meeting. No options were granted to the Named Executive Officers under the 1995 Stock Option Plan during the fiscal year ended June 30, 2000. Set forth below is certain information concerning exercised and unexercisable options during the fiscal year ended June 30, 2000, by the Named Executive Officers.




                                                                     Number of Unexercised      Value of Unexercised In-
                              Shares Acquired         Value                Options at             The-Money Options at
Name                           Upon Exercise        Realized          Fiscal Year-End (1)         Fiscal Year-End (2)
                                                                   Exercisable/Unexercisable   Exercisable/Unexercisable
John O. Hanna                       --                 --                 273,000 /--                        $273,000 /--
William J. Wagner                   --                 --                  80,000 /--                          80,000 /--
Gregory C. LaRocca                  --                 --                  28,000 /--                          28,000 /--
Raymond R. Parry                    --                 --                  38,000 /--                          38,000 /--
Robert A. Ordiway                   --                 --                  28,000 /--                          28,000 /--
James E. Vecellio                   --                 --                  44,000 /--                          44,000 /--
-----------------------------


(1) Adjusted for the May 22, 1996, two-for-one stock split and the November 14, 1997 two-for-one stock split.
(2) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on June 30, 2000, at which date the last sale of the Common Stock as quoted on the Nasdaq National Market was at $6.875 per share.

Transactions With Certain Related Persons

     Federal law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. Federal regulations permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees, and the Bank offers its employees interest rate discounts of up to 50 basis points in loans made by the Bank to such persons for personal use. The Company's policy is that loans made to a director in excess of $100,000 for non-residential purposes must be approved in advance by a majority of the disinterested members of the Board of Directors. Loans to executive officers must be approved by the full Board of Directors regardless of amounts. Except as described above, loans to the Company's current directors, principal officers, nominees for election as directors, securityholders known by the Company to own more than 5% of the outstanding Common Stock, or associates of such persons (together, "specified persons"), are made in the ordinary course of business on substantially the same terms as those prevailing at the time for comparable transactions with other than specified persons, and do not involve more than a normal risk of collectibility or present other unfavorable features. The aggregate amount of extensions of credit outstanding at any time during the fiscal year ended June 30, 2000, to specified persons did not exceed $1 million.

     The Company leases approximately 13,000 square feet of office space from Mr. Hanna at an annual rent of $47,600. The leasing value of the property was appraised by two outside appraisers at the time the Bank and Mr. Hanna entered into the lease. The FHLBB (the Bank's principal federal regulator at such time) reviewed the terms of the lease and had no objection to the lease arrangement.

     The Company intends that, except as described above, all transactions between the Company and its executive officers, directors, holders of 10% or more of the Common Stock, and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arms-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

             PROPOSAL II--APPROVAL OF THE PLAN OF CHARTER CONVERSION

General

     The Board of Directors of the Company has approved a Plan of Charter Conversion by which the Company would convert from a Pennsylvania corporation to a Federal corporation chartered by the Office of Thrift Supervision ("OTS"). This action was taken by the Board of Directors after evaluating the advantages and disadvantages of being regulated by either (i) both the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") and the Pennsylvania Department of Banking, or (ii) the OTS. This action was taken in light of the decision by the Board of Trustees of the Mutual Holding Company similarly to convert the Mutual Holding Company's charter to a Federal charter from a Pennsylvania charter. In connection with the conversion of the Company and the Mutual Holding Company to Federal charters, each of the Company's savings bank subsidiaries intends to make an election under Section 10(l) of the Home Owners' Loan Act to have its holding companies chartered and regulated by the OTS. However, each subsidiary itself will retain its state savings bank charter. The Board of Directors may terminate the Plan of Conversion at any time if the Board determines that termination is in the Company's best interest.

     The Company currently operates in what is commonly referred to as the "two-tier" mutual holding company structure, whereby the Mutual Holding Company owns a majority of the Company's outstanding common stock and the Company owns 100% of the outstanding common stock of the Bank. Both the Company and the Mutual Holding Company are currently regulated by Pennsylvania and Federal law. Under Pennsylvania law, the Mutual Holding Company is regulated as a Pennsylvania mutual holding company and both the Company and the Mutual Holding Company are regulated as Pennsylvania bank holding companies. Under Federal law both the Mutual Holding Company and the Company are regulated as bank holding companies. The Mutual Holding Company and the Company have determined that regulation by both the Federal Reserve Board and the Pennsylvania Department of Banking is duplicative. For this reason, and the other reasons discussed in this proxy statement, the Mutual Holding Company and the Company have determined that it is in their best interests to be regulated by a single regulator, the OTS. Accordingly, the Company is asking stockholders to approve the conversion of the Company's existing Pennsylvania Articles of Incorporation to a Federal Charter pursuant to the Plan of Charter of Conversion.

     The charter conversion will be accomplished as follows or in any other manner acceptable to the Board of Directors and applicable regulatory authorities: (i) the Mutual Holding Company will organize a Federal corporation as a federal mid-tier stock holding company subsidiary; (ii) the Company will merge with and into the Federal corporation with the Federal corporation as the surviving entity; and (iii) in connection with the merger in step (ii) above, all of the issued and outstanding shares of Company common stock will be canceled and converted into and become an equal number of shares of common stock of the Federal corporation by operation of law. The agreement by which the merger referred to in step (ii) will occur is attached to this proxy statement as Exhibit C. The description of the charter conversion herein is qualified in its entirety by reference to this agreement.

     The Company and the Mutual Holding Company intend to apply to the OTS for approval of the charter conversions. Consummation of the charter conversions, even if approved by stockholders of the Company, will be subject to approval by the OTS. If the Company and the Mutual Holding Company fail to receive OTS approval or if OTS approval is made subject to conditions that the Board of Directors deems unacceptable, the charter conversions will not be consummated.

     Set forth below is a discussion of the reasons for the charter conversion, the impact of the charter conversion on the Company, and a comparison of regulatory differences and differences in stockholders' rights that will result from the charter conversion. The following discussion includes a discussion of the material differences between the Company's current Pennsylvania Articles of Incorporation and Bylaws and the Company's proposed Federal Charter and Bylaws. The following discussion is qualified in its entirety by reference to these corporate documents. Stockholders are urged to review these documents for additional details. The proposed Federal Charter and Bylaws are attached to this proxy statement as Exhibits A and B, respectively.

Reasons for the Charter Conversion of the Company

     The Board of Directors believes that the charter conversion of the Company is advisable and in the best interests of the Company and its stockholders. Among the factors considered by the Board of Directors in approving the Plan of Charter Conversion were the following:

        o The OTS has recently adopted regulations that the Board of Directors believes enhance the attractiveness of the federal mutual holding company charter and will benefit the Company and its stockholders. The new OTS rules will permit the Mutual Holding Company to waive the receipt of dividends paid by the Company without causing dilution to the ownership interests of stockholders other than the Mutual Holding Company in the event of a conversion of the Mutual Holding Company to stock form. By contrast, the Federal Reserve Board has not, as a matter of policy , permitted mutual holding companies to waive the receipt of dividends. The Board of Directors believes that it is important for the Mutual Holding Company to be able to waive the receipt of dividends if it has no immediate need for additional capital. A waiver of dividends by the Mutual Holding Company will enable the Company to retain capital that can be more beneficially invested by the Company or the Bank for the benefit of all stockholders. Moreover, if the Mutual Holding Company waives the receipt of dividends from the Company, there will be no tax payable on the waived dividends.

         o The OTS also has proposed new rules regarding the regulation and operation of mutual holding companies that, if adopted, would significantly enhance the mutual holding company structure. In particular, the OTS has proposed rules that would facilitate ongoing operations, capital raising, acquisition flexibility and stock benefits in order to make mutual holding companies more competitive with stock holding companies. Even if the proposed OTS rules are not adopted in final form, the OTS has expressed its interest generally in increasing the flexibility of the mutual holding company charter.

         o The Board of Directors of the Company also believes that the OTS, among Federal banking regulators, has the greatest expertise in regulating mutual holding companies and in processing mutual holding company transactions, which typically raise more complex issues than transactions by stock holding companies. The Board of Directors wishes to take advantage of this expertise so that the Company and the Bank may pursue potential transactions with a higher level of certainty. However, there are no such transactions that are currently contemplated by the Company.

         o Under current OTS regulations, a federally chartered holding company has no consolidated capital requirements, which enhances the flexibility to leverage its balance sheet and finance acquisitions. By contrast, the Company currently is subject to capital adequacy guidelines for bank holding companies. Although the OTS has proposed new rules that, if adopted, would impose capital restrictions, the Company believes that these rules permit more flexibility than those of the Federal Reserve Board.

         o The federal mutual holding company charter has been modernized and improved under recently enacted financial modernization legislation. Specifically, federal mutual holding companies now have all of the powers of financial holding companies, plus certain additional enumerated powers.

         o The charter conversion will result in the Company and the Mutual Holding Company being regulated by the OTS only. Currently, the Mutual Holding Company and the Company are regulated by both the Federal Reserve Board and the Pennsylvania Department of Banking.

     The Board of Directors of the Company also considered the potential disadvantages of the charter conversion. Among the potential disadvantages is a proposed amendment by the OTS to its mutual-to-stock conversion regulations. This proposed amendment would require a converting institution (including federal mutual holding companies that convert to stock form in a "second step" conversion) to demonstrate in a business plan that it would have a return on equity that is acceptable to the OTS without regard to dividends or stock repurchases. If adopted, the new rule would give the OTS considerable discretion to deny stock conversion applications by well-capitalized institutions. There can be no assurance that this proposed regulation will be adopted, nor can the Company draw any conclusions as to how any regulation might be applied either generally or specifically to the Mutual Holding Company in the event of a second-step conversion. The Company and the Mutual Holding Company have no current plans to undertake a second-step conversion.

Conditions to the Charter Conversion

     The charter conversion will not be completed unless: (i) the Plan of Charter Conversion is approved by a majority of the outstanding shares of Common Stock; (ii) the Company receives a favorable opinion of counsel as to the federal income tax consequences of the charter conversion; (iii) the Company continues to believe that the charter conversion is in its best interests; and
(iv) the OTS approves the charter conversion without imposing conditions that the Company finds unacceptable.

     The Mutual Holding Company, which owns a majority of the outstanding shares of Common Stock, intends to vote its shares in favor of the Plan of Charter Conversion. In addition, members of the Board of Directors and management of the Company intend to vote their shares in favor of the Plan of Charter Conversion. If the Mutual Holding Company votes all of its shares in favor of the Plan of Charter Conversion, the approval of the Plan of Charter Conversion would be assured.

Impact of the Charter Conversion on Operations

     The charter conversion will have no impact on the day-to-day operations of the Company, the Bank, or the Mutual Holding Company. The Bank will continue to be a Pennsylvania savings bank, and will continue its operations at the same locations, with the same management, and subject to all the rights, obligations and liabilities of the Bank existing immediately prior to the charter conversion. The charter conversion is not expected to result in any material increased expenses or regulatory burden to the Mutual Holding Company, the Company or the Bank. Following the charter conversion, the Company will continue to file periodic reports and proxy materials with the SEC.

Holding Company Powers and Regulation

     The following is a description of the powers and regulation of bank holding companies and mutual holding companies regulated by the Federal Reserve Board and savings and loan holding companies and mutual holding companies regulated by the OTS. This description does not purport to be complete and is qualified in its entirety by reference to the applicable laws and regulations.

     Regulatory Authority. Currently, the Company is regulated as a bank holding company by the Federal Reserve Board under the Bank Holding Company Act and the regulations of the Federal Reserve Board. The Federal Reserve Board also has extensive enforcement authority over bank holding companies, including, among other things, the ability to assess civil money penalties, to issue cease and desist or removal orders and to require that a holding company divest subsidiaries (including its bank subsidiaries). In general, enforcement actions may be initiated for violations of law and regulations and for unsafe or unsound practices.

     Following the charter conversion, the Company will be regulated as a mutual holding company and a savings and loan holding company under the Home Owners' Loan Act, and will be required to register with and be subject to OTS examination and supervision, as well as certain OTS reporting requirements. Among other things, this authority permits the OTS to restrict or prohibit activities that are determined to be a serious risk to the Bank.

     Permissible Activities. The Bank Holding Company Act generally prohibits a bank holding company (including a mutual holding company regulated as a bank holding company) from engaging directly or indirectly in activities other than those directly related to or incidental to banking, managing or controlling banks, or providing services for its subsidiaries. The principal exceptions to these prohibitions involve certain non-bank activities which, by statute or Federal Reserve Board regulation or order, have been identified as activities closely related to the business of banking or managing or controlling banks. The list of activities permitted by the Federal Reserve Board includes, among other things: owning a savings association, mortgage company, finance company, credit card company or factoring company; performing certain data processing operations; providing certain investment and financial advice; underwriting and acting as an insurance agent for certain types of credit-related insurance; leasing property on a full payout, non-operating basis; selling money orders, travelers' checks and United States savings bonds; appraising real estate and personal property; providing tax planning and preparation services; and, subject to certain limitations, providing securities brokerage services for customers. The recently enacted Gramm-Leach-Bliley Act has expanded the permissible activities of bank holding companies that elect to be regulated as "financial holding companies." Financial holding companies are companies that elect to be so treated and that meet certain safety and soundness and management requirements, and have a "satisfactory" rating under the Community Reinvestment Act. Financial holding companies may engage in all activities that are permissible for bank holding companies as well as additional activities that are determined to be "financial in nature" or complementary or incidental to such activities, including insurance and securities underwriting activities. The Company has not elected to be regulated as a financial holding company.

     Under the Home Owners' Loan Act and OTS regulations, a federal mutual holding company is permitted to, among other things: (i) own a savings association or savings bank; (ii) acquire a mutual institution; (iii) merge with or acquire another mutual holding company, one of whose subsidiaries is a savings institution; (iv) acquire non- controlling amounts of the stock of savings institutions and savings institution holding companies, subject to certain restrictions; (v) invest in any corporation that a savings association may invest in under federal law or under the law of any state where the savings association has its home office; (vi) furnish or perform management services for a savings institution subsidiary; (vii) hold, manage or liquidate assets owned or acquired from a savings institution subsidiary of such company; (viii) hold or manage properties used or occupied by a savings institution subsidiary of such company; and (ix) act as a trustee under deed or trust. In addition, a federal mutual holding company may engage in any other activity that is permissible for bank holding companies under the Bank Holding Company Act, or in which multiple savings and loan holding companies may engage. Finally, federal mutual holding companies may engage in any activity in which a financial holding company may engage, including maintaining an insurance agency, escrow business and underwriting securities and insurance. Moreover, a federal mutual holding company may engage in the activities of a financial holding company without having to make the financial holding company election that is applicable to bank holding companies.

     Holding Company Regulatory Capital Requirements. As a bank holding company, the Company currently is subject to the Federal Reserve Board's capital adequacy guidelines on a consolidated basis. Under Federal Reserve Board policy, a bank holding company must serve as a source of strength for its subsidiary bank. Under this policy, the Federal Reserve Board may require, and has required in the past, a holding company to contribute additional capital to an undercapitalized savings bank. Following the charter conversion, the Company would be regulated as a savings and loan holding company. Savings and loan holding companies do not have any regulatory capital requirements (although the OTS has proposed rules that, if adopted, impose capital restrictions on savings and loan holding companies). Accordingly, after the charter conversion, the Company would not be subject to the capital requirements of the Federal Reserve Board.

     Mergers and Acquisitions. As a savings bank holding company, the Company currently is required to obtain the approval of the Federal Reserve Board before: (i) acquiring, directly or indirectly, the ownership or control of any voting securities of another bank or bank holding company if, after such acquisition, it would own or control more than 5% of such shares; (ii) acquiring all or substantially all of the assets of another bank or bank holding company; or (iii) merging or consolidating with another bank holding company. The Bank Holding Company Act also prohibits a bank holding company, with certain exceptions, from acquiring direct or indirect ownership or control of more than 5% of the voting shares of any company that is not a bank or bank holding company. The Home Owners' Loan Act prohibits a savings and loan holding company from, directly or indirectly, acquiring more than 5% of the voting stock of another savings association or savings and loan holding company, or from acquiring such an institution or company by merger, consolidation, or purchase of its assets, without the prior written approval of the OTS. In evaluating applications by holding companies to acquire other financial institutions, both the OTS and the Federal Reserve Board consider the financial and managerial resources and future prospects of the acquiror and the merging institution, the convenience and needs of the community and competitive factors.

     Payment of Cash Dividends. The Federal Reserve Board has issued a policy statement on payment of cash dividends by bank holding companies that states that a bank holding company should pay cash dividends only to the extent that the holding company's net income for the past year is sufficient to cover both the cash dividends and a rate of earnings retention that is consistent with the holding company's capital needs, asset quality and overall financial condition. The Federal Reserve Board has also indicated that it would be inappropriate for a company experiencing serious financial problems to borrow funds to pay dividends. Furthermore, under the prompt corrective action regulations adopted by the Federal Reserve Board, the Federal Reserve Board may prohibit a bank holding company from paying any dividends if the holding company's bank subsidiary is classified as "under-capitalized." OTS regulations generally do not restrict the ability of a savings and loan holding company to pay dividends.

     Stock Repurchases. A bank holding company is required to give the Federal Reserve Board prior written notice of any purchase or redemption of its outstanding equity securities if the gross consideration for the purchase or redemption, when combined with the net consideration paid for all such purchases or redemptions during the preceding 12 months, is equal to 10% or more of its consolidated net worth. The Federal Reserve Board may disapprove such a purchase or redemption if it determines that the proposal would constitute an unsafe or unsound practice or would violate any law, regulation, Federal Reserve Board order, or any condition imposed by, or written agreement with, the Federal Reserve Board. This notification requirement does not apply to any company that meets the well-capitalized standard for commercial banks, has a safety and soundness examination rating of at least a "2" and is not subject to any unresolved supervisory issues. Holding companies of recently converted savings institutions, regardless of whether they are holding companies regulated by the OTS or Federal Reserve Board, are restricted in their ability to repurchase shares of common stock for one year after the conversion. The Bank converted to the mutual holding company form of organization in 1994, and the Company is not subject to these post-conversion repurchase restrictions, and will not be subject to them after the charter conversion.

     Qualified Thrift Lender Test. In order for the Company to be regulated as a savings and loan holding company by the OTS (rather than as a bank holding company by the Federal Reserve Board), the Bank must qualify as a "qualified thrift lender" under OTS regulations or satisfy the "domestic building and loan association" test under the Internal Revenue Code. Under the qualified thrift lender test, a savings institution is required to maintain at least 65% of its "portfolio assets" (total assets less: (i) specified liquid assets up to 20% of total assets; (ii) intangibles, including goodwill; and (iii) the value of property used to conduct business) in certain "qualified thrift investments" (primarily residential mortgages and related investments, including certain mortgage-backed and related securities) in at least nine months out of each 12 month period. The Bank currently maintains the majority of its portfolio assets in qualified thrift investments and would have met the qualified thrift lender test in each of the last 12 months had the Bank been subject to this test.

     Federal Securities Laws. The Common Stock currently is registered with the SEC under the Securities Exchange Act of 1934. The Company currently observes the information, proxy solicitation, insider trading restrictions and other requirements under this act. The charter conversion will not change the registration of the Common Stock under this act, as the Company will continue to comply with the requirements of this act following the charter conversion.

Indemnification of Officers and Directors and Limitation of Liability

     Pennsylvania Articles of Incorporation and Bylaws. The Company's current Pennsylvania Articles of Incorporation and Bylaws seek to ensure that the ability of directors and executive officers to exercise their best business judgment in managing corporate affairs, subject to their continuing fiduciary duties of loyalty to the Company and its stockholders, is not unreasonably impeded by exposure to the potentially high personal costs or other uncertainties of litigation. The Company's current Pennsylvania Bylaws include a detailed description of the circumstances in which a person will be indemnified. In general, the Bylaws require the Company to indemnify officers and directors against all expense, liability and loss including fees and expenses reasonably incurred by him because he was a director or officer. In order to be indemnified, the officer or director must have acted in good faith and in a manner he reasonably believed to be in the best interests of the Company. As regards criminal proceedings, the officer or director must not have had reasonable cause to believe his conduct was unlawful.

     The Pennsylvania Bylaws require that the determination that indemnification of the representative is proper in the circumstances shall be made:

        o by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the action or proceeding;

         o if such a quorum is not obtainable, or if obtainable and a majority vote of a quorum of disinterested directors so directs, by independent legal counsel in a written opinion; or

        o     by the stockholders.

     Expenses, including attorneys' fees, incurred in defending any action or proceeding shall be paid by the Company in advance of the final disposition of the action or proceeding. To receive advance payment, the officer or director must submit an undertaking to the Company to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the Company as authorized by the Bylaws.

     Federal Charter and Bylaws. The proposed Federal Charter and Bylaws do not similarly provide for indemnification of directors and executive officers or for limitation of liability of these persons. However, the OTS has indicated that as a matter of policy, mid-tier stock holding companies are subject to the same regulations with respect to indemnification to which federal savings banks are subject. OTS regulations require a federal savings bank to indemnify its directors, officers and employees against legal and other expenses incurred in defending lawsuits brought or threatened against them by reason of their performance as directors, officers, or employees. Indemnification may be made only if final judgment on the merits is in his favor or in case of (i) settlement, (ii) final judgment against him, or (iii) final judgment in his favor other than on the merits, if a majority of the disinterested directors of the savings bank determines that he was acting in good faith within the scope of his employment or authority as he could reasonably have perceived it under the circumstances and for a purpose he could have reasonably believed under the circumstances was in the best interests of the savings bank or its stockholders. If a majority of the disinterested directors of the bank concludes that in connection with an action any person ultimately may become entitled to indemnification, the directors may authorize payment of reasonable costs and expenses arising from defense or settlement of such action. A savings bank is required to give the OTS at least 60 days notice of its intention to make indemnification and no indemnification shall be made if the OTS objects to the savings bank in writing.

     To the best of management's knowledge, there is currently no pending or threatened litigation for which indemnification may be sought.

Comparison of Stockholder Rights and Certain Anti-Takeover Provisions

     As a result of the charter conversion, holders of the Common Stock, whose rights are presently governed by Federal and Pennsylvania law and the Company's Pennsylvania Articles of Incorporation and Bylaws, will become stockholders of the Company whose rights will be governed by Federal law and the proposed Federal Charter and Bylaws.

     Capital Stock. Both the Pennsylvania Articles of Incorporation and the Federal Charter authorize the Company to issue 100,000,000 shares of common stock, par value $.10 per share, and 10,000,000 shares of serial preferred stock.

     Cumulative Voting. Neither the Pennsylvania Articles of Incorporation nor the Federal Charter provide for cumulative voting.

     Preemptive Rights. Under both the Pennsylvania Articles of Incorporation and the Federal Charter, holders of Common Stock will not be entitled to preemptive rights with respect to any shares that may be issued.

     Vacancies on the Board of Directors. Under the Pennsylvania Articles of Incorporation, a majority vote of directors then in office may appoint new directors to fill vacancies on the Board and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires. In contrast, the Federal Charter provides that any director appointed by a majority of the remaining directors to fill a vacancy shall serve for a term of office continuing only until the next election of directors by stockholders.

     Number and Term of Directors. The Pennsylvania Articles of Incorporation provides that the number of directors shall be fixed from time to time exclusively by the Board of Directors and that the directors shall be divided into three classes. The Bylaws provide that the number of directors shall be not less than five nor more than 15. The Federal Charter provides that the number of directors shall be not fewer than five nor more than 15, unless the OTS approves a greater or lesser number. The Federal Bylaws specify that the number of directors shall be ten. The Federal Bylaws also provide for the Board of Directors to be classified into three classes as nearly equal in number as possible.

     Presentation of New Business at Meetings of Stockholders. The Pennsylvania Bylaws generally provide that for a stockholder to properly bring business before an annual meeting of stockholders, he must deliver notice not less than 90 days prior to the anniversary date of the mailing of the proxy statement in connection with the previous year's annual meeting. In addition, the Pennsylvania Bylaws provide that notice of stockholder nominations to the Board of Directors be delivered not less than 90 days prior to the anniversary date of the mailing of the proxy statement in connection with the previous year's annual meeting.

     The Federal Bylaws provide that any new business to be taken up at an annual meeting of stockholders must be filed with the Secretary at least five days prior to the date of the annual meeting. Such Bylaws also provide that no nominations for directors by stockholders shall be considered at an annual meeting unless made by stockholders in writing and delivered to the Secretary at least five days prior to the date of the annual meeting.

     Amendment of Chartering Instrument and Bylaws. Amendments to the Pennsylvania Articles of Incorporation must be approved by a majority vote of the Board of Directors and, to the extent required by law, by a majority of the outstanding shares of the voting stock. The affirmative vote of the holders of at least 75% of the outstanding voting stock is required to amend provisions of the Pennsylvania Articles of Incorporation relating to the Company's directors, meetings of stockholders, liability of directors and officers, restrictions on offers and acquisitions of the Common Stock, and amendments to the Pennsylvania Articles of Incorporation, if such amendments are not approved by the affirmative vote of 80% of the Company's Directors. To the extent permitted by applicable law, the Board of Directors may amend the Pennsylvania Bylaws by a majority vote. Stockholders may amend the Pennsylvania Bylaws by a majority vote, except that a 75% vote is required to amend provisions that are inconsistent with provisions of the Pennsylvania Articles of Incorporation relating to the Company's directors, meetings of stockholders, liability of directors and officers, restrictions on offers and acquisitions of the Company's common stock, and amendments to the Pennsylvania Articles of Incorporation, if such amendments are not approved by the affirmative vote of 80% of the Company's Directors then in office.

     The Federal Charter may be amended if such amendment is proposed by the Board of Directors and approved by stockholders by a majority of the votes eligible to be cast, unless a higher vote is required by the OTS. The Federal Bylaws may be amended upon approval by a majority vote of the authorized Board of Directors or by a majority vote of the votes cast by stockholders of the Company (and upon receipt of approval by the OTS, if applicable).

     Limitation on Voting Rights. The Pennsylvania Articles of Incorporation provide that no person other than the Mutual Holding Company, may directly or indirectly offer to acquire or acquire the beneficial ownership of more than 10% of the issued and outstanding shares of any class of an equity security of the Company. This restriction does not apply to any tax qualified employee benefit plan or arrangement established by the Company or a subsidiary of the Company, or any other offer or acquisition approved in advance by the affirmative vote of 80% of the members of the Company's Board of Directors. If shares are acquired in violation of this provision, all shares beneficially owned by any person in excess of 10% shall not be counted as shares entitled to vote and shall not be voted in connection with any matters submitted to stockholders for a vote. The proposed Charter of the Federal Corporation does not contain a similar provision regarding voting of shares in excess of the Limit.

Optional Exchange of Stock Certificates

     After the charter conversion, stock certificates evidencing shares of the Company's common stock under the Company's current Pennsylvania Articles of Incorporation and Bylaws will represent, by operation of law, the same number of shares of the Company's common stock under the Federal Charter and Bylaws. Holders of Common Stock will not be required to exchange their existing stock certificates for certificates of the Federal corporation, but will have the option to do so. DO NOT SEND YOUR STOCK CERTIFICATES TO THE COMPANY AT THIS TIME.

Tax Consequences

     The Company has received an opinion of its special counsel, Luse Lehman Gorman Pomerenk & Schick, A Professional Corporation, Washington, D.C., that the charter conversion constitutes a reorganization under Section 368 of the Internal Revenue Code, and that no gain or loss will be recognized by Company stockholders as a result of the charter conversion. It should be noted that this opinion of counsel is not binding upon the Internal Revenue Service. Each Company stockholder should consult his own tax counsel as to specific federal, state and local tax consequences of the charter conversion, if any, to such stockholder.

Accounting Treatment

     The charter conversion will be accounted for in the same manner as a pooling-of-interests transaction.

Amendment or Termination of the Plan of Charter Conversion

     The Board of Directors of the Company may cause the Plan of Charter Conversion to be amended or terminated if the Board determines for any reason that such amendment or termination would be advisable. However, no such amendment may be made to the Plan of Charter Conversion after stockholder approval if such amendment is deemed to be materially adverse to the stockholders of the Company.

THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE CHARTER CONVERSION IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" THE PLAN OF CHARTER CONVERSION.

                 PROPOSAL III--RATIFICATION AND APPROVAL OF THE
                 NORTHWEST BANCORP, INC. 2000 STOCK OPTION PLAN

General

     The Board of Directors has adopted the Northwest Bancorp, Inc. 2000 Stock Option Plan (the "Stock Option Plan") subject to shareholder approval. Pursuant to the Stock Option Plan, options to purchase up to 800,000 shares of Common Stock may be granted to the Company's, and its affiliates', including the Bank's key employees and directors who are not otherwise officers or employees of the Company and/or its affiliates ("outside directors").

     The Board of Directors of the Company believes that it is appropriate to adopt a flexible and comprehensive stock option plan that permits the granting of a variety of long-term incentive awards to outside directors and key employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Bank and the Company most depends. Attached as Appendix D to this Proxy Statement is the complete text of the form of Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

     The Stock Option Plan provides for awards in the form of stock options, reload options, and limited stock appreciation rights ("Limited Rights"). Each award shall be on such terms and conditions, consistent with the Stock Option Plan and applicable law and regulations, as the committee administering the Stock Option Plan may determine.

     The term of stock options generally will not exceed ten years from the date of grant (or ten years and one day in the case of nonstatutory stock options). Stock options granted under the Stock Option Plan may be either "Incentive Stock Options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("nonstatutory stock options").

     Shares issued upon the exercise of a stock option may be either reacquired shares held by the Company in its treasury, or shares purchased by the plan. Any shares subject to an award that terminates, expires or is forfeited unexercised will again be available for issuance under the Stock Option Plan. Generally, in the discretion of the Board, all or any nonstatutory stock options granted under the Stock Option Plan may be transferable by the participant but only to the persons or classes of persons determined by the Board. No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

     The Stock Option Plan will be administered by a committee (the "Committee") consisting of either two or more "non-employee directors" (as defined in the Stock Option Plan), or the entire Board of the Company. The members of the Committee shall be appointed by the Board of the Company. Pursuant to the terms of the Stock Option Plan, outside directors and key employees of the Company or its affiliates, including the Bank, are eligible to participate. The Committee will determine who will be granted awards, in what amounts, and over what period of time the awards will vest. In granting awards under the Stock Option Plan, the Committee will consider, among other things, position and years of service, and the value of the individual's services to the Company and/or its affiliate(s). The exercise price will be at least 100% of the fair market value of the underlying Common Stock at the time of the grant. The exercise price may be paid in cash or Common Stock.

     Stock Options. Incentive stock options can only be granted to key employees of the Bank, the Company or an "Affiliate" (i.e., a parent or subsidiary corporation of the Bank or the Company). Outside directors will be granted options that do not qualify as incentive stock options, which are referred to as nonstatutory stock options. No option granted to an officer in connection with the Stock Option Plan will be exercisable as an Incentive Stock Option subject to incentive tax treatment if exercised more than three months after the date on which the optionee terminates employment with the Bank and/or the Company, except as set forth below. In the event a participant ceases to maintain continuous service with the Company or an affiliate by reason of normal retirement, death or disability, or coincident to or following a change in control (as defined in the plan), options still subject to restrictions will vest and be free of these restrictions and can be exercised for up to five years after cessation of service but in no event beyond the expiration of the options' original term. In the event a participant ceases to maintain continuous service for any other reason, the participant will forfeit all nonvested options, and the participant's vested options will remain exercisable for up to one year. If an optionee terminates employment with the Bank, the Company or an Affiliate, any Incentive Stock Options exercised more than three months following the date the optionee terminates employment shall be treated as a nonstatutory stock option as described above; provided, however, that in the event of death or disability, incentive stock options may be exercised and receive incentive tax treatment for up to at least one year following termination of employment, subject to the requirements of the Code.

     In the event of death or disability of an optionee, the Company, if requested by the optionee or beneficiary, may elect, in exchange for the option, to pay the optionee or beneficiary, the amount by which the fair market value of the Common Stock exceeds the exercise price of the option on the date of the optionee's termination of service for death or disability.

     Limited Stock Appreciation Rights. The Committee may grant Limited Rights to key employees simultaneously with the grant of any option. A Limited Right gives the option holder the right, upon a change in control of the Company or the Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. Limited Rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of Limited Rights will be in cash, or in the event of a change in control in which pooling accounting treatment is a condition to the transaction, for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable.

     Limited Rights may be granted at the time of, and must be related to, the grant of a stock option. The exercise of one will reduce to that extent the number of shares represented by the other. If a Limited Right is granted with and related to an Incentive Stock Option, the Limited Right must satisfy all the restrictions and limitations to which the related Incentive Stock Option is subject.

     Reload Options. Reload options may also be granted at the time of the grant of a stock option. Reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the previously owned stock at the time it was surrendered to the employer. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised.

     Effect of Adjustments. Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Stock Option Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company.

     In the case of any merger, consolidation or combination of the Company with or into another holding company or other entity, whereby either the Company is not the continuing holding company or its outstanding shares are converted into or exchanged for securities, cash or other property, or any combination thereof, any individual to whom a stock option or Limited Right has been granted at least six months prior to such event will have the right (subject to the provisions of the Stock Option Plan and any applicable vesting period) upon exercise of the option or Limited Right to an amount equal to the excess of fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option or Limited Right over the exercise price of the option multiplied by the number of shares with respect to which the option or Limited Right has been exercised.

     Amendment and Termination. The Board may at any time, amend, suspend or terminate the Stock Option Plan or any portion thereof, provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his consent, in any award made pursuant to the plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

     Federal Income Tax Consequences. Under present federal income tax laws, awards under the Stock Option Plan will have the following consequences:

         (1) The grant of an award, by itself, will neither result in the recognition of taxable income to the recipient nor entitle the Company to a deduction at the time of such grant.

         (2) The exercise of an "Incentive Stock Option" within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the individual nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax is 26% of the first $175,000 of "ordinary income" in excess of $33,750 (single person) or $45,000 (married person filing jointly). The alternate minimum tax is 28% of the taxable ordinary income in excess of $175,000. The alternative minimum tax will be payable at a maximum rate of 20% on net capital gain. If a taxpayer has alternative minimum taxable income in excess of $150,000 (married persons filing jointly) or $112,500 (single person), the $45,000 or $33,750 exemptions are reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds $150,000 or $112,500, respectively. The individual will recognize long term capital gain or loss upon the resale of the shares received upon such exercise, provided the individual holds the shares for more than 12 months from the date of exercise.

         (3) The sale of shares received upon the exercise of an Incentive Stock Option prior to the applicable holding period, i.e., the longer of two years from the date of grant of the Incentive Stock Option or one year from the date of exercise, will cause any gain to be taxed at ordinary income tax rates, with respect to the spread between the exercise price and the fair market value of the share on the date of exercise and at short term capital gains rates with respect to any post exercise appreciation in the value of the share.

         (4) The sale of shares received upon the exercise of an Incentive Stock Option after one year from the date of exercise will generally result in long term capital gain or loss.

         (5) The exercise of a stock option which is not an Incentive Stock Option, i.e., a nonstatutory stock option, will result in the recognition of ordinary income on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option, and will entitle the Company to a corresponding deduction at the time of exercise. The sale of shares received upon the exercise of a nonstatutory stock option will result in capital gain or loss which will be long term or short term depending on the length of time the shares were held.

         (6) The exercise of a Limited Rights will result in the recognition of ordinary income by the individual on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares acquired pursuant to the exercise.

         (7) Reload options are of the same type (nonstatutory or incentive stock option) as the option that the option holder exercised. Therefore, the tax consequences of the reload option are determined under the applicable tax rules for nonstatutory or incentive stock options.

         (8) The Company will be allowed a deduction at the time, and in the amount, of any ordinary income recognized by the individual under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

      UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY, IF THE PROXY IS SIGNED AND RETURNED, WILL BE VOTED FOR THE RATIFICATION
                     AND APPROVAL OF THE STOCK OPTION PLAN.

                       THE BOARD OF DIRECTORS RECOMMENDS A
                          VOTE FOR THE RATIFICATION AND
                       APPROVAL OF THE STOCK OPTION PLAN.


              PROPOSAL IV - RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors of the Company has approved the engagement of KPMG LLP to be the Company's auditors for the fiscal year ending June 30, 2001, subject to the ratification of the engagement by the Company's stockholders. At the Meeting, the stockholders will consider and vote on the ratification of the engagement of KPMG LLP for the Company's fiscal year ending June 30, 2001. A representative of KPMG LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

     In order to ratify the selection of KPMG LLP as the auditors for the fiscal year ending June 30, 2001, the proposal must receive at least a majority of the votes cast, without regard to broker non-votes, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of KPMG LLP as auditors for the 2001 fiscal year.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

     The Pennsylvania Bylaws and the proposed Federal Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company by no later than a specified time. The specified time in the case of the Pennsylvania Bylaws is not later than 90 days prior to the anniversary date of the mailing of the proxy materials in connection with the immediately preceding annual meeting of stockholders of the Company. The specified time in the case of the Federal Bylaws is five days before the date of the meeting. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of the Company's Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2001 Annual Meeting of Stockholders must be given to the Company no later than August 24, 2001 or, if the charter conversion is completed before this date, no later than five days prior to such meeting.

                              STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company's proxy materials for the Company's 2001 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 301 Second Avenue, Warren, Pennsylvania 16365, no later than July 25, 2001. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Special Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that the holders of the proxies will act in accordance with their best judgement.

                                  MISCELLANEOUS

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company's 2000 Annual Report to Stockholders has been mailed to all stockholders of record as of the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2000, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO GREGORY C. LAROCCA, SECRETARY, NORTHWEST
BANCORP, INC., 301 SECOND AVENUE, WARREN, PENNSYLVANIA  16365-2353 (TELEPHONE
NUMBER: (814) 726-2140).

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   /s/ Gregory C. LaRocca
                                   --------------------------------------------
                                   Gregory C. LaRocca
                                   Senior Vice President and Corporate Secretary

Warren, Pennsylvania
November 17, 2000

                                    EXHIBIT A

                             NORTHWEST BANCORP, INC.
                          STOCK HOLDING COMPANY CHARTER

     Section 1. Corporate Title. The full corporate title of the Mutual Holding Company subsidiary holding company is Northwest Bancorp, Inc. (the "Company").

     Section 2. Domicile. The domicile of the Company shall be located in the City of Warren in the Commonwealth of Pennsylvania.

     Section 3. Duration. The duration of the Company is perpetual.

     Section 4. Purpose and Powers. The purpose of the Company is to pursue any or all of the lawful objectives of a federal mutual holding company chartered under Section 10(o) of the Home Owners' Loan Act, 12 U.S.C. 1467a(o), and to exercise all of the express, implied, and incidental powers conferred thereby and by all acts amendatory thereof and supplemental thereto, subject to the Constitution and laws of the United States as they are now in effect, or as they may hereafter be amended, and subject to all lawful and applicable rules, regulations, and orders of the Office of Thrift Supervision (the "Office").

     Section 5. Capital Stock. The total number of shares of all classes of the capital stock that the Company has the authority to issue is 110,000,000 of which 100,000,000 shares shall be common stock, par value $0.10 per share, and of which 10,000,000 shares shall be serial preferred stock, par value $0.10 per share. The shares may be issued from time to time as authorized by the board of directors without the approval of its shareholders, except as otherwise provided in this Section 5 or to the extent that such approval is required by governing law, rule, or regulation. The consideration for the issuance of the shares shall be paid in full before their issuance and shall not be less than the par value. Neither promissory notes nor future services shall constitute payment or part payment for the issuance of shares of the Company. The consideration for the shares shall be cash, tangible or intangible property (to the extent direct investment in such property would be permitted to the Company), labor, or services actually performed for the Company, or any combination of the foregoing. In the absence of actual fraud in the transaction, the value of such property, labor, or services, as determined by the board of directors of the Company, shall be conclusive. Upon payment of such consideration, such shares shall be deemed to be fully paid and nonassessable. In the case of a stock dividend, that part of the retained earnings of the Company that is transferred to common stock or paid in capital accounts upon the issuance of shares as a stock dividend shall be deemed to be the consideration for their issuance.

     Except for shares issued in the initial organization of the Company, no shares of capital stock (including shares issuable upon conversion, exchange, or exercise of other securities) shall be issued, directly or indirectly, to officers, directors, or controlling persons (except for shares issued to the parent mutual holding company) of the Company other than as part of a general public offering or as qualifying shares to a director, unless the issuance or the plan under which they would be issued has been approved by a majority of the total votes eligible to be cast at a legal meeting.

     Nothing contained in this Section 5 (or in any supplementary sections hereto) shall entitle the holders of any class or series of capital stock to vote as a separate class or series or to more than one vote per share, and there shall be no cumulation of votes for the election of directors. Provided, that this restriction on voting separately by class or series shall not apply: (i) To any provision which would authorize the holders of preferred stock, voting as a class or series, to elect some members of the board of directors, less than a majority thereof, in the event of default in the payment of dividends on any class or series of preferred stock; (ii) To any provision which would require the holders of preferred stock, voting as a class or series, to approve the merger or consolidation of the Company with another corporation or the sale, lease, or conveyance (other than by mortgage or pledge) of properties or business in exchange for securities of a corporation other than the Company if the preferred stock is exchanged for securities of such other


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



corporation: Provided, that no provision may require such approval for transactions undertaken with the assistance or pursuant to the direction of the Office or the Federal Deposit Insurance Corporation; (iii) To any amendment which would adversely change the specific terms of any class or series of capital stock as set forth in this Section 5 (or in any supplementary sections hereto), including any amendment which would create or enlarge any class or series ranking prior thereto in rights and preferences. An amendment which increases the number of authorized shares of any class or series of capital stock, or substitutes the surviving Company in a merger or consolidation for the Company, shall not be considered to be such an adverse change.

     A description of the different classes and series of the Company's capital stock and a statement of the designations, and the relative rights, preferences and limitations of the shares of each class of and series of capital stock are as follows:

     A. Common Stock. Except as provided in this Section 5 (or in any supplementary sections thereto) the holders of common stock shall exclusively possess all voting power. Each holder of shares of common stock shall be entitled to one vote for each share held by such holder, except as to the cumulation of votes for the election of directors, unless the charter otherwise provides there shall be no such cumulative voting.

     Whenever there shall have been paid, or declared and set aside for payment, to the holders of the outstanding shares of any class of stock having preference over the common stock as to payment of dividends, the full amount of dividends and of sinking fund, retirement fund or other retirement payments, if any, to which such holders are respectively entitled in preference to the common stock, then dividends may be paid on the common stock and on any class or series of stock entitled to participate therewith as to dividends out of any assets legally available for the payment of dividends.

     In the event of any liquidation, dissolution, or winding up of the Company, the holders of the common stock (and the holders of any class or series of stock entitled to participate with the common stock in the distribution of assets) shall be entitled to receive, in cash or in kind, the assets of the Company available for distribution remaining after: (i) payment or provision for payment of the Company's debts and liabilities; (ii) distributions or provision for distributions in settlement of its liquidation account; and (iii) distributions or provisions for distributions to holders of any class or series of stock having preference over the common stock in the liquidation, dissolution, or winding up of the Company. Each share of common stock shall have the same relative rights as and be identical in all respects with all the other shares of common stock.

     B. Preferred Stock. The Company may provide in supplementary sections to its charter for one or more classes of preferred stock, which shall be separately identified. The shares of any class may be divided into and issued in series, with each series separately designated so as to distinguish the shares thereof from the shares of all other series and classes. The terms of each series shall be set forth in a supplementary section to the charter. All shares of the same class shall be identical, except as to the following relative rights and preferences, as to which there may be variations between different series:
(a) The distinctive serial designation and the number of shares constituting such series; (b) The dividend rate or the amount of dividends to be paid on the shares of such series, whether dividends shall be cumulative and, if so, from which date(s), the payment date(s) for dividends, and the participating or other special rights, if any, with respect to dividends; (c) The voting powers, full or limited, if any, of shares of such series; (d) Whether the shares of such series shall be redeemable and, if so, the price(s) at which, and the terms and conditions on which, such shares may be redeemed; (e) The amount(s) payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Company; (f) Whether the shares of such series shall be entitled to the benefit of a sinking or retirement fund to be applied to the purchase or redemption of such shares, and if so entitled, the amount of such fund and the manner of its application, including the price(s) at which such shares may be redeemed or purchased through the application of such fund;
(g) Whether the shares of such series shall be convertible into, or exchangeable for, shares of any other class or classes of stock of the Company and, if so, the conversion price(s) or the rate(s) of exchange, and the adjustments thereof, if any, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange; (h) The price or other consideration for which the shares of such series shall be issued; and (i) Whether the shares


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



of such series which are redeemed or converted shall have the status of authorized but unissued shares of serial preferred stock and whether such shares may be reissued as shares of the same or any other series of serial preferred stock.

     Each share of each series of serial preferred stock shall have the same relative rights as and be identical in all respects with all the other shares of the same series.

     The board of directors shall have authority to divide, by the adoption of supplementary charter sections, any authorized class of preferred stock into series and, within the limitations set forth in this section and the remainder of this charter, fix and determine the relative rights and preferences of the shares of any series so established.

     Prior to the issuance of any preferred shares of a series established by a supplementary charter section adopted by the board of directors, the Company shall file with the Secretary to the Office a dated copy of that supplementary section of this charter establishing and designating the series and fixing and determining the relative rights and preferences thereof.

     Section 6. Preemptive Rights. Holders of the capital stock of the Company shall not be entitled to preemptive rights with respect to any shares of the Company which may be issued.

     Section 7. Directors. The Company shall be under the direction of a board of directors. The authorized number of directors, as stated in the Company's bylaws, shall not be fewer than five nor more than fifteen except when a greater or lesser number is approved by the Director of the Office, or his or her delegate.

     Section 8. Amendment of Charter. Except as provided in Section 5, no amendment, addition, alteration, change or repeal of this charter shall be made, unless such is proposed by the board of directors of the Company, approved by the shareholders by a majority of the votes eligible to be cast at a legal meeting, unless a higher vote is otherwise required, and approved or preapproved by the Office.

NORTHWEST BANCORP, INC.


ATTEST:          /s/ Gregory C. LaRocca
                 ---------------------------------------
                 Gregory C. LaRocca, Corporate Secretary


      By:        /s/ John O. Hanna
                 ---------------------------------------
                 John O. Hanna, Chairman, President
                 and Chief Executive Officer

OFFICE OF THRIFT SUPERVISION

ATTEST:
                  ---------------------------------------
                  Secretary of Office of Thrift Supervision


         By:      ---------------------------------------
                  Director of Office of Thrift Supervision


Effective Date:   ---------------------------------------


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



                                    EXHIBIT B

                             NORTHWEST BANCORP, INC.
                                     BYLAWS

                             ARTICLE I - Home Office

     The home office of Northwest Bancorp, Inc. (the "Company") shall be 301 Second Avenue, Warren, Pennsylvania 16365.

                            ARTICLE II - Shareholders

     Section  1.  Place  of  Meetings.   All  annual  and  special  meetings  of
shareholders shall be held at the home office of the Company or at such other convenient place as the Board of Directors may determine.

     Section 2. Annual Meeting. A meeting of the shareholders of the Company for the election of directors and for the transaction of any other business of the Company shall be held annually within 150 days after the end of the Company's fiscal year on the third Wednesday in November, if not a legal holiday, and if a legal holiday, then on the next day following which is not a legal holiday, at 11:00 a.m., or at such other date and time within such 150-day period as the Board of Directors may determine.

     Section 3. Special Meetings. Special meetings of the shareholders for any purpose or purposes, unless otherwise prescribed by the regulations of the Office of Thrift Supervision (the "Office"), may be called at any time by the chairman of the board, the president, or a majority of the Board of Directors, and shall be called by the chairman of the board, the president, or the secretary upon the written request of the holders of not less than one-tenth of all of the outstanding capital stock of the Company entitled to vote at the meeting. Such written request shall state the purpose or purposes of the meeting and shall be delivered to the home office of the Company addressed to the chairman of the board, the president or the secretary.

     Section 4. Conduct of Meetings. Annual and special meetings shall be conducted in accordance with the most current edition of Robert's Rules of Order unless otherwise prescribed by regulations of the Office or these bylaws or the Board of Directors adopts another written procedure for the conduct of meetings. The Board of Directors shall designate, when present, either the chairman of the board or president to preside at such meetings.

     Section 5. Notice of Meetings. Written notice stating the place, day, and hour of the meeting and the purpose(s) for which the meeting is called shall be delivered not fewer than 20 nor more than 50 days before the date of the meeting, either personally or by mail, by or at the direction of the chairman of the board, the president, the secretary or the directors calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the mail, addressed to the shareholder at the address as it appears on the stock transfer books or records of the Company as of the record date prescribed in Section 6 of this
Article II with postage prepaid. When any shareholders meeting, either annual or special, is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. It shall not be necessary to give any notice of the time and place of any meeting adjourned for less than 30 days or of the business to be transacted at the meeting, other than an announcement at the meeting at which such adjournment is taken.

     Section 6. Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors shall fix in advance a date as the record date for any such determination of shareholders. Such date in any case shall be not more than 60 days and, in case of a meeting of shareholders, not fewer than 10 days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. When a determination of shareholders entitled


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



to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment.

     Section 7. Voting List. At least 20 days before each meeting of the shareholders, the officer or agent having charge of the stock transfer books for shares of the Company shall make a complete list of the shareholders of record entitled to vote at such meeting, or any adjournment, arranged in alphabetical order, with the address and the number of shares held by each. This list of shareholders shall be kept on file at the home office of the Company and shall be subject to inspection by any shareholder of record or the shareholder's agent at any time during usual business hours for a period of 20 days prior to such meeting. Such list also shall be produced and kept open at the time and place of the meeting and shall be subject to inspection by any shareholder of record or the shareholder's agent during the entire time of the meeting. The original stock transfer book shall constitute prima facie evidence of the shareholders entitled to examine such list or transfer books or to vote at any meeting of shareholders.

     In lieu of making the shareholder list available for inspection by shareholders as provided in the preceding paragraph, the Board of Directors may elect to follow the procedures described in ss. 552.6(d) of the Office's regulations as now or hereafter in effect.

     Section 8. Quorum. A majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than a majority of the outstanding shares is represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to constitute less than a quorum. If a quorum is present the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the shareholders, unless the vote of a greater number of shareholders voting together or voting by classes is required by law or the charter. Directors, however, are elected by a plurality of the votes cast at an election of directors.

     Section 9. Proxies. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his or her duly authorized attorney in fact. Proxies may be given telephonically or electronically as long as the holder uses a procedure for verifying the identity of the shareholder. Proxies solicited on behalf of the management shall be voted as directed by the shareholder or, in the absence of such direction, as determined by a majority of the Board of Directors. No proxy shall be valid more than eleven months from the date of its execution except for a proxy coupled with an interest.

     Section 10. Voting of Shares in the Name of Two or More Persons. When ownership stands in the name of two or more persons, in the absence of written directions to the Company to the contrary, at any meeting of the shareholders of the Company any one ore more of such shareholders may cast, in person or by proxy, all votes to which such ownership is entitled. In the event an attempt is made to cast conflicting votes, in person or by proxy, by the several persons in whose names shares of stock stand, the vote or votes to which those persons are entitled shall be cast as directed by a majority of those holding such and present in person or by proxy at such meeting, but no votes shall be cast for such stock if a majority cannot agree.

     Section 11. Voting of Shares of Certain Holders. Shares standing in the name of another corporation may be voted by any officer, agent, or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such corporation may determine. Shares held by an administrator, executor, guardian, or conservator may be voted by him or her, either in person or by proxy, without a transfer of such shares into his or her name. Shares standing in the name of a trustee may be voted by him or her, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into his name. Shares held in trust in an IRA or Keogh Account, however, may be voted by the Company if no other instructions are received. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer into his or her name if authority to do so is contained in an appropriate order of the court or other public authority by which such receiver was appointed.

     A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

     Neither treasury shares of its own stock held by the Company nor shares held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the Company, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting.

     Section 12. Cumulative Voting. Stockholders may not cumulate their votes for election of directors.

     Section 13. Inspectors of Election. In advance of any meeting of shareholders, the Board of Directors may appoint any person other than nominees for office as inspectors of election to act at such meeting or any adjournment. The number of inspectors shall be either one or three. Any such appointment shall not be altered at the meeting. If inspectors of election are not so appointed, the chairman of the board or the president may, or on the request of not fewer than 10% of the votes represented at the meeting shall, make such appointment at the meeting. If appointed at the meeting, the majority of the votes present shall determine whether one or three inspectors are to be appointed. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the Board of Directors in advance of the meeting or at the meeting by the chairman of the board or the president.

     Unless otherwise prescribed by regulations of the Office, the duties of such inspectors shall include: determining the number of shares and the voting power of each share, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies; receiving votes, ballots, or consents; hearing and determining all challenges and questions in any way arising in connection with the rights to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all shareholders.

     Section 14. Nominating Committee. The Board of Directors shall act as a nominating committee for selecting the management nominees for election as directors. Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the nominating committee shall deliver written nominations to the secretary at least 20 days prior to the date of the annual meeting. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. No nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by shareholders are made in writing and delivered to the secretary of the Company at least five days prior to the date of the annual meeting. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the Company. Ballots bearing the names of all persons nominated by the nominating committee and by shareholders shall be provided for use at the annual meeting. However, if the nominating committee shall fail or refuse to act at least 20 days prior to the annual meeting, nominations for directors may be made at the annual meeting by any shareholder entitled to vote and shall be voted upon.

     Section 15. New Business. Any new business to be taken up at the annual meeting shall be stated in writing and filed with the secretary of the Company at least five days prior to the date of the annual meeting, and all business so stated, proposed, and filed shall be considered at the annual meeting; but no other proposal shall be acted upon at the annual meeting. Any shareholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the secretary at least five days before the meeting, such proposal shall be laid over for action at an adjourned, special or annual meeting of the shareholders taking place 30 days or more thereafter. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors, and committees; but in connection with such reports, no new business shall be acted upon at such annual meeting unless stated and filed as herein provided.

     Section 16. Informal Action by Shareholders. Any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of shareholders, may be taken without a meeting if consent in writing, setting forth the action to be taken, shall be given by all of the shareholders entitled to vote with respect to the subject matter.

                        ARTICLE III - Board of Directors

     Section 1. General Powers. The business and affairs of the Company shall be under the direction of its Board of Directors. The Board of Directors shall annually elect a chairman of the board and a president from among its members and shall designate, when present, either the chairman of the board or the president to preside at its meetings.

     Section 2. Number and Term. The Board of Directors shall consist of ten members and shall be divided into three classes as nearly equal in number as possible. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. One class shall be elected by ballot annually.

     Section 3. Regular Meetings. A regular meeting of the Board of Directors shall be held without other notice than this bylaw following the annual meeting of shareholders. The Board of Directors may provide, by resolution, the time and place for the holding of additional regular meetings without notice other than such resolution. Directors may participate in a meeting by means of a conference telephone or similar communications device through which all persons participating can hear each other at the same time. Participation by such means shall constitute presence in person for all purposes.

     Section 4. Qualification. Each director shall at all times be the beneficial owner of not less than 100 shares of capital stock of the Company unless the company is a wholly-owned subsidiary of a holding company.

     Section 5. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the chairman of the board, the president or one-third of the directors. The persons authorized to call special meetings of the Board of Directors may fix any place, within the Company's normal lending territory, as the place for holding any special meeting of the Board of Directors called by such persons.

     Members of the Board of Directors may participate in special meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other. Such participation shall constitute presence in person for all purposes.

     Section 6. Notice. Written notice of any special meeting shall be given to each director at least 24 hours prior thereto when delivered personally or by telegram or at least five days prior thereto when delivered by mail at the address at which the director is most likely to be reached. Such notice shall be deemed to be delivered when deposited in the mail so addressed, with postage prepaid if sent by mail, when delivered to the telegraph company if sent by telegram or when the Company receives notice of delivery if electronically transmitted. Any director may waive notice of any meeting by a writing filed with the secretary. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice of waiver of notice of such meeting.

     Section 7. Quorum. A majority of the number of directors fixed by Section 2 of this Article III shall constitute a quorum for the transaction of business at any meeting of the Board of Directors; but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time. Notice of any adjourned meeting shall be given in the same manner as prescribed by Section 5 of this Article III.

     Section 8. Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless a greater number is prescribed by regulation of the Office or by these bylaws.

     Section 9. Action Without a Meeting. Any action required or permitted to be taken by the Board of Directors at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors.

     Section 10. Resignation. Any director may resign at any time by sending a written notice of such resignation to the home office of the Company addressed to the chairman of the board or the president. Unless otherwise specified, such resignation shall take effect upon receipt by the chairman of the board or the president. More than three consecutive absences from regular meetings of the Board of Directors, unless excused by resolution of the Board of Directors, shall automatically constitute a resignation, effective when such resignation is accepted by the Board of Directors.

     Section 11. Vacancies. Any vacancy occurring on the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors although less than a quorum of the Board of Directors. A director elected to fill a vacancy shall be elected to serve until the next election of directors by the shareholders. Any directorship to be filled by reason of an increase in the number of directors may be filled by election by the Board of Directors for a term of office continuing only until the next election of directors by the shareholders.

     Section 12. Compensation. Directors, as such, may receive a stated salary for their services. By resolution of the Board of Directors, a reasonable fixed sum, and reasonable expenses of attendance, if any, may be allowed for actual attendance at each regular or special meeting of the Board of Directors. Members of either standing or special committees may be allowed such compensation for actual attendance at committee meetings as the Board of Directors may determine.

     Section 13. Presumption of Assent. A director of the Company who is present at a meeting of the Board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his or her dissent or abstention shall be entered in the minutes of the meeting or unless he or she shall file a written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the Company within five days after the date a copy of the minutes of the meeting is received. Such right to dissent shall not apply to a director who voted in favor of such action.

     Section 14. Removal of Directors. At a meeting of shareholders called expressly for that purpose, any director may be removed for cause by a vote of the holders of a majority of the shares then entitled to vote at an election of directors. Whenever the holders of the shares of any class are entitled to elect one or more directors by the provisions of the charter or supplemental sections thereto, the provisions of this section shall apply, in respect to the removal of a director or directors so elected, to the vote of the holders of the outstanding shares of that class and not to the vote of the outstanding shares as a whole.

                   ARTICLE IV - Executive And Other Committees

     Section 1. Appointment. The Board of Directors, by resolution adopted by a majority of the full board, may designate the chief executive officer and two or more of the other directors to constitute an executive committee. The designation of any committee pursuant to this Article IV and the delegation of authority shall not operate to relieve the Board of Directors, or any director, of any responsibility imposed by law or regulation.

     Section 2. Authority. The executive committee, when the Board of Directors is not in session, shall have and may exercise all of the authority of the Board of Directors except to the extent, if any, that such authority shall be limited by the resolution appointing the executive committee; and except also that the executive committee shall not have the authority of the Board of Directors with reference to: the declaration of dividends; the amendment of the charter or bylaws of the Company or recommending to the shareholders a plan of merger, consolidation, or conversion; the sale, lease, or other disposition of all or substantially all of the property and assets of the Company otherwise than in the usual and regular course of its business; a voluntary dissolution of the Company; a revocation of any of the foregoing; or the approval of a transaction in which any member of the executive committee, directly or indirectly, has any material beneficial interest.

     Section 3. Tenure. Subject to the provisions of Section 8 of this Article IV, each member of the executive committee shall hold office until the next regular annual meeting of the Board of Directors following his or her designation and until a successor is designated as a member of the executive committee.

     Section 4. Meetings. Regular meetings of the executive committee may be held without notice at such times and places as the executive committee may fix from time to time by resolution. Special meetings of the executive committee may be called by any member thereof upon not less than one days notice stating the place, date, and hour of the meeting, which notice may be written or oral. Any member of the executive committee may waive notice of any meeting and no notice of any meeting need be given to any member thereof who attends in person. The notice of a meeting of the executive committee need not state the business proposed to be transacted at the meeting.

     Section 5. Quorum. A majority of the members of the executive committee shall constitute a quorum for the transaction of business at any meeting thereof, and action of the executive committee must be authorized by the affirmative vote of a majority of the members present at a meeting at which a quorum is present.

     Section 6. Action Without a Meeting. Any action required or permitted to be taken by the executive committee at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the members of the executive committee.

     Section 7. Vacancies. Any vacancy in the executive committee may be filled by a resolution adopted by a majority of the full Board of Directors.

     Section 8. Resignations and Removal. Any member of the executive committee may be removed at any time with or without cause by resolution adopted by a majority of the full Board of Directors. Any member of the executive committee may resign from the executive committee at any time by giving written notice to the president or secretary of the Company. Unless otherwise specified, such resignation shall take effect upon its receipt; the acceptance of such resignation shall not be necessary to make it effective.

     Section 9. Procedure. The executive committee shall elect a presiding officer from its members and may fix its own rules of procedure which shall not be inconsistent with these bylaws. It shall keep regular minutes of its proceedings and report the same to the Board of Directors for its information at the meeting held next after the proceedings shall have occurred.

     Section 10. Other Committees. The Board of Directors may by resolution establish an audit, loan, or other committee composed of directors as they may determine to be necessary or appropriate for the conduct of the business of the Company and may prescribe the duties, constitution, and procedures thereof.

                              ARTICLE V - Officers

     Section 1. Positions. The officers of the Company shall be a president, one or more vice presidents, a secretary and a treasurer, each of whom shall be elected by the Board of Directors. The Board of Directors also may designate the chairman of the board as an officer. The president shall be the chief executive officer, unless the Board of Directors designates the chairman of the board as chief executive officer. The president shall be a director of the Company. The offices of the secretary and treasurer may be held by the same person and a vice president also may be either the secretary or the treasurer. The Board of Directors may designate one or more vice presidents as executive vice president or senior vice president. The Board of Directors also may elect or authorize the appointment of such other officers as the business of the Company may require. The officers shall have such authority and perform such duties as the Board of Directors may from time to time authorize or determine. In the absence of action by the Board of Directors, the officers shall have such powers and duties as generally pertain to their respective offices.

     Section 2. Election and Term of Office. The officers of the Company shall be elected annually at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as possible. Each officer shall hold office until a successor has been duly elected and qualified or until the officers death, resignation, or removal in the manner hereinafter provided. Election or appointment of an officer, employee, or agent shall not of itself create contractual rights. The Board of Directors may authorize the Company to enter into an employment contract with any officer in accordance with regulations of the Office; but no such contract shall impair the right of the Board of Directors to remove any officer at any time in accordance with Section 3 of this Article V.

     Section 3. Removal. Any officer may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby, but such removal, other than for cause, shall be without prejudice to any contractual rights of the person so removed.

     Section  4.   Vacancies.   A  vacancy  in  any  office  because  of  death,
resignation, removal, disqualification, or otherwise may be filled by the Board of Directors for the unexpired portion of the term.

     Section 5. Remuneration. The remuneration of the officers shall be fixed from time to time by the Board of Directors.

               ARTICLE VI - Contracts, Loans, Checks, and Deposits

     Section 1. Contracts. To the extent permitted by regulations of the Office, and except as otherwise prescribed by these bylaws with respect to certificates for shares, the Board of Directors may authorize any officer, employee or agent of the Company to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Company. Such authority may be general or confined to specific instances.

     Section 2. Loans. No loans shall be contracted on behalf of the Company and no evidence of indebtedness shall be issued in its name unless authorized by the Board of Directors. Such authority may be general or confined to specific instances.

     Section 3. Checks, Drafts, etc. All checks, drafts, or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the Company shall be signed by one or more officers, employees, or agents of the Company in such manner as shall from time to time be determined by the Board of Directors.

     Section 4. Deposits. All funds of the Company not otherwise employed shall be deposited from time to time to the credit of the association in any duly authorized depositors as the Board of Directors may select.

            ARTICLE VII - Certificates for Shares and Their Transfer

     Section 1. Certificates for Shares. Certificates representing shares of capital stock of the Company shall be in such form as shall be determined by the Board of Directors and approved by the Office. Such certificates shall be signed by the chief executive officer or by any other officer of the Company authorized by the Board of Directors, attested by the secretary or an assistant secretary, and sealed with the corporate seal or a facsimile thereof. The signature of such officers upon a certificate may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar other than the Company itself or one of its employees. Each certificate for shares of capital stock shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Company. All certificates surrendered to the Company for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares has been surrendered and canceled, except that in the case of a lost or destroyed certificate, a new certificate may be issued upon such terms and indemnity to the Company as the Board of Directors may prescribe.

     Section 2. Transfer of Shares. Transfer of shares of capital stock of the Company shall be made only on its stock transfer books. Authority for such transfer shall be given only by the holder of record or by his or her legal representative, who shall furnish proper evidence of such authority, or by his or her attorney authorized by a duly executed power of attorney and filed with the Company. Such transfer shall be made only on surrender for cancellation of the certificate for such shares. The person in whose name shares of capital stock stand on the books of the Company shall be deemed by the Company to be the owner for all purposes.

                    ARTICLE VIII - Fiscal Year; Annual Audit

     The fiscal year of the Company shall end on the 30th day of June of each year. The Company shall be subject to an annual audit as of the end of its fiscal year by independent public accountants appointed by and responsible to the Board of Directors. The appointment of accountants shall be subject to annual ratification by the shareholders.

                             ARTICLE IX - Dividends

     Subject only to the terms of the Company's charter and the regulations and orders of the Office, the Board of Directors may, from time to time, declare, and the Company may pay, dividends on its outstanding shares of capital stock.

                           ARTICLE X - Corporate Seal

     The Board of Directors shall provide a Company seal which shall be two concentric circles between which shall be the name of the Company. The year of incorporation or an emblem may appear in the center.

                             ARTICLE XI - Amendments

     These bylaws may be amended in a manner consistent with regulations of the Office and shall be effective after: (i) approval of the amendment by a majority vote of the authorized Board of Directors, or by a majority vote of the votes cast by the shareholders of the Company at any legal meeting; and (ii) receipt of any applicable regulatory approval. When a Company fails to meet its quorum requirements, solely due to vacancies on the board, then the affirmative vote of a majority of the sitting board will be required to amend the bylaws.

                                    EXHIBIT C

                           AGREEMENT OF MERGER BETWEEN
  NORTHWEST BANCORP, INC. (Pennsylvania) AND NORTHWEST BANCORP, INC. (Federal)

     THIS AGREEMENT OF MERGER, dated as of ______________, 2001 is made by and between Northwest Bancorp, Inc., a Pennsylvania corporation ("Mid-Tier Holding Company") and Northwest Bancorp, Inc., a federal corporation (the "Federal Mid-Tier").

                                R E C I T A L S :

     1. The Mid-Tier Holding Company is a Pennsylvania corporation. As of the date hereof, the Mid-Tier Holding Company has authorized capital stock consisting of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock, of which there are _____________ shares of common stock and no shares of preferred stock issued and outstanding.

     2. Federal Mid-Tier is a federally chartered subsidiary holding company. As of the date hereof, the Federal Mid-Tier has authorized capital stock consisting of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock, of which there are 100 shares of common stock issued and outstanding and no shares of preferred stock issued and outstanding.

     3. At least two-thirds of the members of the board of directors of the Mid-Tier Holding Company and the board of directors of the Federal Mid-Tier have approved this Merger Agreement whereby Mid-Tier Holding Company shall be merged with and into the Federal Mid-Tier with the Federal Mid-Tier as the surviving or resulting mid-tier holding company (the "Mid-Tier Merger"), and authorized the execution and delivery thereof.

     4. A majority of the votes cast by stockholders of the Mid-Tier Holding Company the Federal Mid-Tier have been voted in favor of the Mid-Tier Merger.

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto have agreed as follows:

     1. Merger. At and on the Effective Date of the Mid-Tier Merger, (i) the Mid-Tier Holding Company shall merge with and into the Federal Mid-Tier with Federal Mid-Tier as the resulting entity (the "Resulting Company"), and (ii) the Mid-Tier Holding Company stockholders shall, without any further action on their part, automatically receive shares of Federal Mid-Tier common stock in exchange for their Mid-Tier Holding Company common stock on a one for one basis.

     2. Effective Date. The Mid-Tier Merger shall not be effective until and unless it is approved by the Office of Thrift Supervision (the "OTS") after approval by a majority of the votes cast by stockholders of the Mid- Tier Holding Company and the Federal Mid-Tier.

     3. Name. The name of the Resulting Company shall be Northwest Bancorp, Inc.

     4. Offices. The main office of the Resulting Company shall be 301 Second Avenue, Warren, Pennsylvania.

     5. Directors and Officers. The directors and officers of Mid-Tier Holding Company immediately prior to the Effective Date shall be the directors and officers of the Resulting Company after the Effective Date.

     6. Rights and Duties of the Resulting Company. At the Effective Date, the Mid-Tier Holding Company shall be merged with and into the Federal Mid-Tier with the Federal Mid-Tier as the Resulting Company.

     The business of the Resulting Company shall be that of a federal stock holding company as provided in its charter. All assets, rights, interests, privileges, powers, franchises and property (real, personal and mixed) of the Mid-Tier Holding Company shall be automatically transferred to and vested in the Resulting Company by virtue of the Mid-Tier Merger without any deed or other document of transfer. The Resulting Company, without any order or action on the part of any court or otherwise and without any documents of assumption or assignment, shall hold and enjoy all of the properties, franchises and interests, including appointments, powers, designations, nominations and all other rights and interests as the agent or other fiduciary in the same manner and to the same extent as such rights, franchises, and interests and powers were held or enjoyed by the Mid-Tier Holding Company and the Federal Mid-Tier. The Resulting Company shall be responsible for all of the liabilities, restrictions and duties of every kind and description of the Mid-Tier Holding Company and the Federal Mid-Tier immediately prior to the Merger, including liabilities for all debts, obligations and contracts of the Mid-Tier Holding Company and Federal Mid-Tier, matured or unmatured, whether accrued, absolute, contingent or otherwise and whether or not reflected or reserved against on balance sheets, books of accounts or records of the Mid-Tier Holding Company and the Federal Mid-Tier. All rights of creditors and other obligees and all liens on property of the Mid-Tier Holding Company and Federal Mid-Tier shall be preserved and shall not be released or impaired.

     IN WITNESS WHEREOF, the Mid-Tier Holding Company and Federal Mid-Tier have caused this Agreement of Merger to be executed as of the date first above written.

                                                   Northwest Bancorp, Inc.
                                                    (a federal corporation)
ATTEST:



/s/ Gregroy C. LaRocca                        By: /s/ John O. Hanna
------------------------                          -----------------------------
Gregory C. LaRocca,                               John O. Hanna, Chairman
Corporate Secretary

                                                    Northwest Bancorp, Inc.
                                                    (a Pennsylvania Corporation)
ATTEST:



/s/ Gregory C. LaRocca                         By: /s/ John O. Hanna
-------------------------                         -----------------------------
Gregory C. LaRocca,                                John O. Hanna, Chairman
Corporate Secretary

                                    EXHIBIT D

                             NORTHWEST BANCORP, INC.
                             2000 STOCK OPTION PLAN

1.       Purpose

     The purpose of the Northwest Bancorp, Inc. 2000 Stock Option Plan (the "Plan") is to advance the interests of Northwest Bancorp, Inc. (the "Company") and its stockholders by providing Employees and Outside Directors of the Company and its Affiliates, including Northwest Savings Bank (the "Bank"), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.       Definitions

     "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

     "Award" means an Award of Non-Statutory Stock Options, Incentive Stock Options, Reload Options and/or Limited Rights granted under the provisions of the Plan.

     "Bank" means Northwest Savings Bank or a successor corporation.

     "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

     "Board" or "Board of Directors" means the board of directors of the Company, unless otherwise noted herein.

     "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

     "Change in Control" means:

     (1)(i) a reorganization, merger, merger conversion, consolidation or sale of all or substantially all of the assets of the Bank or the Company or a similar transaction in which the Bank or Company is not the resulting entity;
(ii) individuals who constitute the board of directors of the Bank or the Board of Directors of the Company as of the date hereof (the "Incumbent Board"), cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three- fourths of the directors composing the Incumbent Board or whose nomination for election by the Bank's or Company's stockholders or members was approved by the same nominating committee serving under an Incumbent Board shall be for purposes of this section considered as though he were a member of the Incumbent Board; or (iii) an acquisition of "control" of the Bank or the Company as defined by the Home Owners Loan Act, as amended, and applicable rules and regulations promulgated thereunder as in effect at the time of the Change in Control (collectively, the "HOLA"), (iv) an acquisition of control of the Bank or more than 25% of the Bank's stock requiring submission of an application or notice under the HOLA, or (v) a mutual to stock conversion of the Mutual Holding Company.

     (2) In the event the Mutual Holding Company converts from the mutual form of organization to the stock form of organization (the "Stock Holding Company") in a second step conversion at any time subsequent to the initial effective date of this Plan, a "Change in Control" shall occur on the date the board of directors of the Mutual Holding Company adopts the plan of conversion relating to such transaction. For persons who begin service after such date, a "Change in Control" shall mean a change in control of the Bank or the Stock Holding Company of a nature that: (i) would be required to be reported in response to Item 1a of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a change in control of the Bank or the Stock Holding Company within the meaning of the HOLA; or (iii) without limitation, such a change in control shall be deemed to have occurred at such time as (a) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d- 3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Stock Holding Company representing 25% or more of the Bank's or Stock Holding Company's outstanding securities ordinarily having the right to vote at the election of directors, except for any securities of the Bank issued to the Stock Holding Company in connection with the Reorganization and Stock Offering pursuant to the Stock Holding Company's Plan of Reorganization and Stock Issuance and securities purchased by the Bank's or the Stock Holding Company's employee stock benefit plans; or (b)individuals who constitute the board of directors of the Bank or the Stock Holding Company of the date on the second step conversion (also referred to as the "Incumbent Board"), cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date of the second step conversion whose election was approved by a vote of at least three-fourths of the directors composing the Incumbent Board or whose nomination for election by the Bank's or Stock Holding Company's stockholders or members was approved by the same nominating committee serving under an Incumbent Board shall be for purposes of this section considered as though he were a member of the Incumbent Board; or (c) a reorganization, merger, consolidation, sale of all or substantially all of the assets of the Bank or the Stock Holding Company or similar transaction; (d) a proxy statement is distributed that solicits proxies from stockholders of the Stock Holding
Company, by someone other than the current management of the Stock Holding Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Bank or the Stock Holding Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to such plan are exchanged for or converted into cash or property or securities not issued by the Bank or the Stock Holding Company; or (e) a tender offer is made pursuant to which 25% or more of the outstanding securities of the Bank of the Stock Holding Company are acquired.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the Stock Benefits Committee consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

     "Common Stock" means shares of the common stock of the Company, par value $.10 per share.

     "Company" means Northwest Bancorp, Inc. or a successor corporation.

     "Continuous Service" means employment as an Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as an Employee. In the case of an Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other approved leave of absence or in the case of transfers between payroll locations of the Company, its subsidiaries or its successor.

     "Date of Grant" means the actual date on which an Award is granted by the Committee.

     "Director" means a member of the Board.

     "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director or Outside Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee's lifetime.

     "Effective Date" means the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

     "Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

     "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the Nasdaq stock market on the day prior to such date, or if the Common Stock was not traded on the day prior to such date, on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the Nasdaq stock market, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

     "Incentive Stock Option" means an Option granted by the Committee to an Employee, which Option is designated as an Incentive Stock Option pursuant to
Section 8.

     "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 9.

     "Mutual Holding Company" means Northwest Bancorp, M.H.C.

     "Non-Statutory  Stock Option"  means an Option  granted by the Committee to
(i) an Outside Director or (ii) any other  Participant and such Option is either
(A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in Section 422 of the Code and the regulations thereunder.

     "Non-Employee Director" means, for purposes of the Plan, a Director who (a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

     "Normal Retirement" means retirement from employment or service on or after any of the following: (i) the attainment of age 65 by an Employee or Outside Director, (ii) the attainment of age 55 and the completion of 15 years of employment or service as an Employee or Outside Director; or (iii) the completion of 25 years of employment or service as an Employee or Outside Director.

     "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

     "Option" means an Award granted under Section 7 or Section 8.

     "Participant" means an Employee or Outside Director of the Company or its Affiliates who receives or has received an award under the Plan.

     "Reload Option" mean a number of options to acquire shares of Common Stock equivalent to the number of shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 18.

     "Right" means a Limited Right or a Dividend Equivalent Right.

     "Termination for Cause" means the termination of employment or termination of service on the Board caused by the individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Company or one of its Affiliates.

3.       Plan Administration Restrictions

     The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

     All transactions involving a grant, award or other acquisition from the Company shall:

     (a) be approved by the Company's full Board or by the Committee; or

     (b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities present, or represented and entitled to vote at a meeting duly held in accordance with the laws of the state in which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

     (c) result in the acquisition of an Option or Limited Right that is held by the Participant for a period of six months following the date of such acquisition.

4.       Types of Awards

     Awards under the Plan may be granted in any one or a combination of: (a) Incentive Stock Options; (b) Non-Statutory Stock Options; (c) Limited Rights; and (d) Reload Options.

5.       Stock Subject to the Plan

     Subject to adjustment as provided in Section 16, the maximum number of shares reserved for issuance under the Plan is 800,000 shares. To the extent that Options or Rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related Rights granted under the Plan terminate, expire or are forfeited without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

6.       Eligibility

     Employees of the Company and its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Limited Rights and/or Reload Options under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options and Reload Options under the Plan.

7.       Non-Statutory Stock Options

     The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Employees and Outside Directors. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section 7. The maximum number of shares subject to a Non-Statutory Option that may be awarded under the Plan to any Employee shall be 200,000.

     (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

     (b) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be the Fair Market Value of the Common Stock of the Company on the Date of Grant. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares determined in the manner described in Section 2.

     (c) Vesting. Unless the Committee shall specifically state to the contrary at the time an Award is granted, Non-Statutory Stock Options awarded to Employees and Outside Directors shall vest at the rate of 20% of the initially awarded amount per year, commencing with the vesting of the first installment on the Date of Grant, and succeeding installments on each anniversary of the Date of Grant. No Options shall become vested by a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein. Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company or the Bank, all Non-Statutory Stock Options that have been awarded shall immediately vest.

     (d) Exercise of Options. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

     (e) Amount of Awards. Non-Statutory Stock Options may be granted to any Employee or Outside Director in such amounts as determined by the Committee, subject to the requirements of Section 7 above. In granting Non-Statutory Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibility of the Employee or Outside Director, the length and value of his service to the Bank, the Company or the Affiliate, the compensation paid to the Employee or Outside Director, and the Committee's evaluation of the performance of the Bank, the Company or the Affiliate, according to measurements that may include, among others, key financial ratios, level of classified assets and independent audit findings.

     (f) Term of Options. Unless the Committee determines otherwise, the term during which Non-Statutory Stock Options granted to Outside Directors may be exercised shall not exceed ten years from the Date of Grant. In no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than ten years and one day from the Date of Grant. The Committee may, in its sole discretion, accelerate the time during which any Non-Statutory Stock Option vests in whole or in part to the Employees and/or Outside Directors.

     (g) Termination of Employment or Service. Upon the termination of an Employee's employment or upon termination of an Outside Director's service for any reason other than, Normal Retirement, death, Disability, Change in Control or Termination for Cause, the Participant's Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for one year following termination. In the event of Termination for Cause, all rights under a Participant's Non-Statutory Stock Options shall expire upon termination. In the event of the Participant's termination of employment or service due to Normal Retirement, death or Disability, or coincident with or following a Change in Control all
Non-Statutory Stock Options held by the Participant, whether or not vested at such time, shall vest and become exercisable by the Participant or his legal representative or beneficiaries for five years following the date of such termination, death or cessation of employment or service, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

     (h)   Transferability.   In  the  discretion  of  the  Board,  all  or  any
Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

8.       Incentive Stock Options

     The Committee may, from time to time, grant Incentive Stock Options to Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

     (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

     (b) Price. Subject to Section 16 of the Plan and Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. However, if an Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Employee, or by or for any corporation, partnership, estate or trust of which such Employee is a shareholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock
Option is granted. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares, determined on the exercise date, in the manner described in Section 2.

     (c) Vesting. Incentive Stock Options granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. Unless the Committee shall specifically state to the contrary at the time an Award is granted, Incentive Stock Options awarded to Employees shall vest at the rate of 20% of the initially awarded amount per year commencing with the vesting of the first installment on the Date of Grant, and succeeding installments on each anniversary of the Date of Grant. Notwithstanding any other provisions of this plan, in the event of a Change in Control of the Company or the Bank, all Incentive Stock Options that have been awarded shall immediately vest.

     (d) Exercise of Options. Vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company or his designee.

     Such notice is irrevocable and must be accompanied by full payment of the exercise price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date by the manner described in Section 2.

     The Options comprising each installment may be exercised in whole or in part at any time after such installment becomes vested, provided that the amount able to be first exercised in a given year is consistent with the terms of
Section 422 of the Code. To the extent required by Section 422 of the Code, the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000.

     The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code. Notwithstanding the above, in the event of a Change in Control of the Company, all Incentive Stock Options that have been awarded shall become immediately exercisable, provided, however, that if the aggregate Fair Market Value (determined at the time the Option is granted) of Common Stock for which Options are exercisable as a result of a Change in Control, together with the aggregate Fair Market Value (determined at the time the Option is granted) of all other Common Stock for which Incentive Stock Options become exercisable during such year, exceeds $100,000, then the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options (but shall remain subject to the provisions of this Section 8 to the extent permitted).

     (e) Amounts of Awards. Incentive Stock Options may be granted to any eligible Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. Notwithstanding the above, the maximum number of shares that may be subject to an Incentive Stock Option awarded under the Plan to any Employee shall be 200,000. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Employee, the length and value of his or her service to the Bank, the Company, or the Affiliate, the compensation paid to the Employee and the Committee's evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. The provisions of this Section 8(e) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

     (f) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, provided, however, in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. Unless the Committee determines otherwise, the term during which each Incentive Stock Option may be exercised shall not exceed ten years. If any Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Employee, or by or for any corporation, partnership, estate or trust of which such Employee is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant.

     (g) Termination of Employment. Upon the termination of an Employee's service for any reason other than Normal Retirement, death, Disability, a Change in Control, or Termination for Cause, the Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Employee at the date of termination for a period of one year following termination, provided, however, that such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following termination. In the event of Termination for Cause all rights under the Incentive Stock Options shall expire upon termination.

     Upon termination of an Employee's employment due to Normal Retirement, death, Disability, or coincident to or following a Change in Control, all Incentive Stock Options held by such Employee, whether or not exercisable at such time, shall be exercisable for a period of five years following the date of his cessation of employment, provided however, that any such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following the date of his Normal Retirement or termination of employment following a Change in Control; and provided further, that no Option shall be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than one year following termination of employment due to Disability; and provided further, in order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of an Optionee, the Optionee's death must have occurred while employed or within three months of termination of employment. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

     (h) Transferability. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Employee to which it is granted.

     (i) Compliance with Code. The options granted under this Section 8 are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

9.       Limited Rights

     The Committee may grant a Limited Right simultaneously with the grant of any Option to any Employee of the Bank, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

     (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control.

     The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

     Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

     (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. In the event of a Change in Control in which pooling of interests accounting treatment is a condition to the transaction, the Limited Right shall be exercisable solely for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. The number of shares to be received on the exercise of such Limited Right shall be determined by dividing the amount of cash that would have been available under the first sentence above by the Fair Market Value at the time of exercise of the shares underlying the Option subject to the Limited Right.

10.      Reload Option

     Simultaneously with the grant of any Option to a Participant, the Committee may grant a Reload Option with respect to all or some of the shares covered by such Option. A Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 12(c) below). The Reload Option represents an additional Option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option. Reload Options may also be granted to replace Common Stock withheld by the Company for payment of a Participant's withholding tax under Section 18. A Reload Option is subject to all of the same terms and conditions as the original Option except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised.

11.      Surrender of Option

     In the event of a Participant's termination of employment or termination of service as a result of death or Disability, the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option. Whether the Company accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Company is under no obligation to any Participant whatsoever to make such payments. In the event that the Company accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

12.      Alternate Option Payment Mechanism

     The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

     (a) Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

     (b) Cashless Exercise. Subject to vesting requirements, if applicable, a Participant may engage in a "cashless exercise" of the Option. Upon a cashless exercise, the Participant shall give the Bank written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Bank to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Participant may give the Bank written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Bank.

     (c) Exchange of Common Stock. The Committee may permit payment of the Option exercise price by the tendering of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under a stock award plan (such as the Company's Recognition and Retention Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

13.      Rights of a Stockholder

     A Participant shall have no rights as a stockholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his services as an officer, director or employee at any time.

14.      Agreement with Participants

     Each Award of Options, Reload Options and/or Limited Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards, including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities laws.

15.      Designation of Beneficiary

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option, Reload Option or Limited Rights Award to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

16.      Dilution and Other Adjustments

     In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, pro rata return of capital to all shareholders, recapitalization, or any merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares, without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

     (a) adjustments in the aggregate number or kind of shares of Common Stock that may be awarded under the Plan;

     (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

     (c) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such Options.

     No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a "modification" of the Award under Section 424 of the Code.

17.      Effect of a Change in Control on Option Awards

     In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

     (a) provide that such Options shall be assumed, or equivalent options shall be substituted ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall be registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933
Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) fair market value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options; or

     (b) in the event of a transaction under the terms of which the holders of Common Stock will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, make or provide for a cash payment to the Participants equal to the difference between (1) the Merger Price times the number of shares of Common Stock subject to such Options held by each Participant (to the extent then exercisable at prices not in excess of the Merger Price), and (2) the aggregate exercise price of all such surrendered Options.

18.      Withholding

     There may be deducted from each distribution of cash and/or Common Stock under the Plan the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental taxable income and that are required by any governmental authority to be withheld. Shares of Common Stock will be withheld where required from any distribution of Common Stock.

19.      Amendment of the Plan

     The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Employees and/or Outside Directors; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his consent, under an outstanding Award. Any amendment or modification of the Plan or an outstanding Award under the Plan, including but not limited to the acceleration of vesting of an outstanding Award for reasons other than the death, Disability, Normal Retirement, or a Change in Control, shall be approved by the Committee or the full Board of the Company.

20.      Effective Date of Plan

     The Plan shall become effective upon the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

21.      Termination of the Plan

     The right to grant Awards under the Plan will terminate upon the earlier of
(i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs, as set forth in Section 5. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

22.      Applicable Law

     The Plan will be administered in accordance with the laws of the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the ____ day of _________________, 2000.


Date Approved by Stockholders:      _____________

Effective Date:                     _____________



ATTEST:                                           NORTHWEST BANCORP, INC.



----------------------------                      ------------------------------
Secretary                                         President

                                    EXHIBIT E

                             NORTHWEST BANCORP, INC.
                             AUDIT COMMITTEE CHARTER


I.       AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

         o Monitor the integrity of the bank's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

         o        Monitor  the   independence  and  performance  of  the  bank's
                  independent auditors and internal auditing department.

         o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the bank's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.      AUDIT COMMITTEE COMPOSITION AND MEETINGS

     The Audit Committee members shall meet the requirements of the Nasdaq National Market. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of their independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board of Directors.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate.

     The Committee shall meet privately in executive session at least annually with management, the director of the internal audit department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe shall be discussed.

III.     AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

     The Audit Committee shall review and reassess the adequacy of this charter at least annually. The charter shall be presented to the Board of Directors for approval and be published in the proxy statement at least every three years in accordance with SEC regulations.

     The Audit Committee will review the bank's annual audited financial statements prior to filing or distribution. The Committee shall include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

     In consultation with management, the independent auditors, and the internal auditors, the Committee shall consider the integrity of the bank's financial reporting processes and controls. The Committee shall discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. The Committee shall review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

     The Committee shall review with financial management and the independent auditors the bank's quarterly financial results prior to the release of earnings and/or the bank's quarterly financial statements prior to filing or distribution. They shall discuss any significant changes to the bank's accounting principles and any items required to be communicated by the independent auditors in accordance with Statement of Accounting Standards ("SAS") No. 611. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

Independent Auditors

     The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or recommend discharge of auditors when circumstances warrant.

     On an annual basis, the Committee shall review and discuss with the independent auditors all significant relationships they have with the bank that could impair the auditors' independence.

     The Audit Committee shall review the independent auditors' audit plan, discuss scope, staffing, locations, reliance upon management, and internal audit and general approach.

     The Audit Committee shall discuss the results of the audit with the independent auditors. They shall also discuss certain matters required to be communicated to audit committees in accordance with SAS No. 612.

     The Audit Committee shall consider the independent auditors' judgments about the quality and appropriateness of the bank's accounting principles as applied in its financial reporting.

     The  Audit  Committee   shall  approve  the  fees  and  other   significant
compensation     to     be     paid     to     the     independent     auditors.
----------------------------

(1) SAS No. 61 requires that if matters are identified during the interim review which would need to be communicated under SAS No. 61, the auditor must communicate them to the Audit Committee or be satisfied that they have been communicated to the Audit Committee by management.

(2) SAS No. 61 requires that auditors discuss certain matters with Audit Committees of all SEC engagements. The communication may be in writing or oral and may take place before or after the financial statements are issued. Items to be communicated include:

             o  The  auditor's   responsibility  under  Generally  Accepted
                Auditing  Standards;
             o  Significant  accounting  policies;
             o  Management judgments and accounting  estimates;
             o  Significant audit adjustments;
             o Other information in documents containing audited financial statements;
             o Disagreements with management - including accounting principles, scope of audit, disclosures;
             o  Consultation with other accountants by management.

Internal Audit Department and Legal Compliance

     The Audit Committee shall review the budget, plan, changes in the plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

     The Committee shall review the appointment, termination, and replacement of senior audit executives.

     As deemed appropriate, the Committee shall review reports prepared by the internal audit department together with management's response and follow-up to these reports.

     On an annual basis, the Committee shall review with the bank's counsel, any legal matters that could have a significant impact in the organization's financial statements, the bank's compliance with applicable laws and regulations, and inquiries received from regulators or government agencies.

Other Audit Committee Responsibilities

     Annually, the Committee shall prepare a report to shareholders as required by the Securities and Exchange Commission. The report shall be included in the bank's annual proxy statement.

     The Committee shall perform any other activities consistent with this charter, the bank's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

     Minutes of all meetings are to kept and periodically reported to the Board of Directors.

Other Charter Disclosures

     The Committee shall review annually the results of the monitoring of compliance with the bank's Code of Conduct.

     Periodically the Committee shall perform a self assessment of the audit committee performance.

     The Committee shall review financial and accounting personnel succession planning within the company.

     Annually, the Committee shall review policies and procedures implemented by management associated with directors' and officers' expense accounts and perquisites, as well as audit results of these activities.

     Annually, review a summary of director and officers' related party transactions and potential conflict of interest.

                                 REVOCABLE PROXY

                             NORTHWEST BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                December 20, 2000

     The undersigned hereby appoints the official proxy committee consisting of the entire Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2000 Annual Meeting of Stockholders ("Meeting") to be held at the Knights of Columbus Hall, located at 219 2nd Avenue, Warren, Pennsylvania, at 11:00 a.m. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                  VOTE
                                             FOR                 WITHHELD
                                            -----                --------

1.   The election as directors of all
     nominees listed below                    |-|                 |-|
    (except as marked to the contrary
     below)

          John O. Hanna
          Richard L. Carr
          John M. Bauer

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

-----------------------------------------

-----------------------------------------

-----------------------------------------


                                               FOR         AGAINST      ABSTAIN
                                              -----        -------     ---------


2. The approval of the Plan of Charter         |-|          |-|            |-|
   Conversion by which the Company will
   convert to a Federal corporation
   from a Pennsylvania corporation.




                                               FOR         AGAINST      ABSTAIN
                                              -----        -------      -------

3. The ratification and approval of the        |-|          |-|           |-|
   Northwest Bancorp, Inc. 2000 Stock
   Option Plan.

                                               FOR         AGAINST      ABSTAIN
                                              -----        -------      -------

4. The  ratification of the appointment       |-|           |-|           |-|
   of KPMG LLP as auditors for the fiscal
   year ending June 30, 2001.

The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------



THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated November 17, 2000, and audited financial statements.


Dated: _____________________, 2000                [   ] Check Box if You Plan
                                                        to Attend Meeting


-------------------------------              -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


-------------------------------              -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------


                Please complete and date this proxy and return it
                    promptly in the enclosed postage-prepaid
                                    envelope.

--------------------------------------------------------------------------------